    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 7, 1997
                                              SECURITIES ACT FILE NO. 333-
                                        INVESTMENT COMPANY ACT FILE NO. 811-6156
       POST-EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT AS STATED BELOW
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM N-2

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /X/
                          PRE-EFFECTIVE AMENDMENT NO.                      / /
                          POST-EFFECTIVE AMENDMENT NO.                     / /
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /X/
                                AMENDMENT NO. 9                            /X/
                        (CHECK APPROPRIATE BOX OR BOXES)
                            ------------------------

              MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 800 SCUDDERS MILL ROAD                                              08536
                 PLAINSBORO, NEW JERSEY                                           (ZIP CODE)
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (609) 282-2800

                                 ARTHUR ZEIKEL
              MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------

                                               Copies to:

               THOMAS R. SMITH, JR., ESQ.                                  PATRICK D. SWEENEY, ESQ.
                    BROWN & WOOD LLP                                 MERRILL LYNCH ASSET MANAGEMENT, L.P.
                 ONE WORLD TRADE CENTER                                          P.O. BOX 9011
              NEW YORK, NEW YORK 10048-0557                            PRINCETON, NEW JERSEY 08543-9011


                            ------------------------

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the 'Securities Act'), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

      If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box. / /
                            ------------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                             MAXIMUM              MAXIMUM
      TITLE OF SECURITIES             AMOUNT BEING        OFFERING PRICE         AGGREGATE             AMOUNT OF
        BEING REGISTERED               REGISTERED            PER UNIT        OFFERING PRICE(1)    REGISTRATION FEE(2)
Common Stock ($.10 par value)        5,000,000 shares         $11.41            $57,050,000           $ 17,288(3)

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933.
(2) Transmitted prior to the filing date to the designated lockbox at Mellon Bank in Pittsburgh, PA.
(3) The amount of the registration fee does not include $41,041 which has previously been paid to the Commission for registration fees relating to 10,008,465 shares registered pursuant to Securities Act File No. 33-50861 and unissued as of October 31, 1997.

                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

    PURSUANT TO RULE 429 UNDER THE SECURITIES ACT, THE PROSPECTUS IN THIS REGISTRATION STATEMENT IS A COMBINED PROSPECTUS AND RELATES TO REGISTRATION STATEMENT NO. 33-50861, AS AMENDED, PREVIOUSLY FILED BY THE REGISTRANT ON FORM N-2. THIS REGISTRATION STATEMENT ALSO CONSTITUTES POST-EFFECTIVE AMENDMENT NO. 1 TO REGISTRATION STATEMENT NO. 33-50861, AND SUCH POST-EFFECTIVE AMENDMENT SHALL

HEREAFTER BECOME EFFECTIVE CONCURRENTLY WITH THE EFFECTIVENESS OF THIS REGISTRATION STATEMENT AND IN ACCORDANCE WITH SECTION 8(C) OF THE SECURITIES ACT. THE REGISTRATION STATEMENT AND THE REGISTRATION STATEMENT AMENDED HEREBY ARE COLLECTIVELY REFERRED TO HEREUNDER AS THE 'REGISTRATION STATEMENT.'
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.
                             CROSS REFERENCE SHEET
                            PURSUANT TO RULE 404(C)

ITEM NUMBER, FORM N-2                              CAPTION IN PROSPECTUS
PART A
Item  1.       Outside Front Cover Page......  Cover Page
Item  2.       Inside Front and Outside Back
                 Cover Pages.................  Cover Page
Item  3.       Fee Table and Synopsis........  Prospectus Summary; Fee
                                               Table
Item  4.       Financial Highlights..........  Financial Highlights
Item  5.       Plan of Distribution..........  Prospectus Summary; Purchase
                                               of Shares
Item  6.       Selling Shareholders..........  Not Applicable
Item  7.       Use of Proceeds...............  Investment Objective and
                                               Policies
Item  8.       General Description of the
                 Registrant..................  The Fund; Prospectus Summary
Item  9.       Management....................  Directors and Officers;
                                               Investment Advisory and
                                                 Administrative Arrangements
Item  10.      Capital Stock, Long-Term Debt
                 and Other Securities........  Description of Capital Stock;
                                               Automatic Dividend
                                                 Reinvestment Plan
Item  11.      Defaults and Arrears on Senior
                 Securities..................  Not Applicable
Item  12.      Legal Proceedings.............  Not Applicable
Item  13.      Table of Contents of the
                 Statement of Additional
                 Information.................  Not Applicable

PART B
Item  14.      Cover Page....................  Not Applicable
Item  15.      Table of Contents.............  Not Applicable
Item  16.      General Information and
                 History.....................  The Fund
Item  17.      Investment Objective and
                 Policies....................  Investment Objective and
                                               Policies; Investment
                                                 Restrictions

Item  18.      Management....................  Directors and Officers;
                                               Investment Advisory and
                                                 Administrative Arrangements
Item  19.      Control Persons and Principal
                 Holders of Securities.......  Investment Advisory and
                                               Administrative Arrangements,
                                                 Securities
Item  20.      Investment Advisory and Other
                 Services....................  Investment Advisory and
                                               Administrative Arrangements;
                                                 Custodian; Transfer Agent,
                                                 Dividend Disbursing Agent
                                                 and Shareholder Servicing
                                                 Agent; Independent Auditors
Item  21.      Brokerage Allocation and Other
                 Practices...................  Portfolio Transactions
Item  22.      Tax Status....................  Taxes
Item  23.      Financial Statements..........  Financial Statements

PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

Information contained herein is subject to completion or amendment.
A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any State.

                             SUBJECT TO COMPLETION
                 PRELIMINARY PROSPECTUS DATED NOVEMBER 7, 1997
PROSPECTUS
DECEMBER   , 1997
              MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.
                                  COMMON STOCK
                            ------------------------

    Merrill Lynch High Income Municipal Bond Fund, Inc. (the 'Fund') is a continuously offered, non-diversified, closed-end management investment company that seeks to provide shareholders with high current income exempt from Federal income taxes by investing primarily in a portfolio of medium to lower grade or unrated municipal obligations with remaining maturities of greater than one year, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes. The Fund may invest in certain tax-exempt securities that are classified as 'private activity bonds,' which may subject certain investors in the Fund to an alternative minimum tax. At times, the Fund may seek to hedge its portfolio through the use of options and futures transactions. There can be no assurance that the investment objective of the Fund will be realized.

    INVESTMENTS IN MEDIUM TO LOWER RATED MUNICIPAL OBLIGATIONS (SOMETIMES REFERRED TO AS 'JUNK BONDS') GENERALLY PROVIDE A HIGHER YIELD THAN HIGHER RATED MUNICIPAL OBLIGATIONS OF SIMILAR MATURITY BUT ARE SUBJECT TO GREATER MARKET RISK AND ARE ALSO SUBJECT TO A GREATER DEGREE OF RISK WITH RESPECT TO THE ABILITY OF THE ISSUER TO MEET ITS PRINCIPAL AND INTEREST OBLIGATIONS. As a result, an investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. Investors should carefully consider the risks before investing. In addition, the Fund should be considered a long-term investment and not a vehicle for trading purposes. See 'Risk Factors.'

    Shares of Common Stock of the Fund are offered on a best efforts basis at a price equal to the next determined net asset value per share without a front-end sales charge. As of the date of this Prospectus, net asset value per share is
$    . Shares may be purchased directly from Merrill Lynch Funds Distributor,
Inc. (the 'Distributor'), P.O. Box 9081, Princeton, New Jersey 08543-9081 (609) 282-2800, or from securities dealers that have entered into dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ('Merrill Lynch'). Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases made directly through the Fund's transfer agent are not subject to the processing fee. The minimum initial purchase is $1,000 and the minimum subsequent purchase in the continuous offering is $50. See 'Purchase of Shares.' In connection with an exemption the Fund has obtained from the Securities and Exchange Commission relating to its tender offers, the Fund will not offer its shares during the five business days preceding the termination of a tender offer. See 'Tender Offers.'

    No market presently exists for the Fund's Common Stock and it is not currently expected that a secondary market will develop. Since the Fund's Common Stock may not be considered readily marketable, the Board of Directors of the Fund presently intends to consider the making of tender offers on a quarterly basis to purchase all or a portion of the Common Stock of the Fund from shareholders at the net asset value per share. In the event that tender offers are not made, however, shareholders may find that their shares of Common Stock are not marketable. See 'Tender Offers.' Shares of Common Stock purchased by the Fund pursuant to tender offers that have been held for less than three years will be subject to an 'Early Withdrawal Charge,' which will not exceed 3.0% of the original purchase amount for such Common Stock and which will be paid to the Fund's Distributor. See 'Early Withdrawal Charge.'

    Merrill Lynch Asset Management, L.P., an affiliate of Merrill Lynch, acts as investment adviser and administrator for the Fund. The address of the Fund is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800. This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before purchasing shares. Investors are advised to read this Prospectus carefully and retain it for future reference. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains material incorporated by reference herein and other information regarding the Fund.
                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
   ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.


                                          PRICE TO                   SALES                  PROCEEDS TO
                                         PUBLIC(1)                  LOAD(2)                   FUND(3)
                                        -----------                 -------                  -----------
Per Share.......................             $                        None                       $
Total(3)........................             $                        None                       $

(1) The Common Stock is offered on a best efforts basis at a price equal to net asset value, which from November 2, 1990 (commencement of operations) to the
    date of this prospectus, has ranged from $    to $    per share.

(2) Because the Distributor will pay all offering expenses (other than registration fees) and sales commissions to selected dealers (primarily Merrill Lynch) from its own assets, all of the proceeds of the offering will be available to the Fund for investment in portfolio securities. See 'Purchase of Shares.'

(3) These amounts (a) do not take into account prepaid registration fees, in the
    amount of approximately $     , which will be charged to income as the
    related shares are issued, and (b) assume all shares currently registered are sold pursuant to a continuous offering.
                            ------------------------

               MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR
               MERRILL LYNCH ASSET MANAGEMENT--INVESTMENT ADVISER

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.

THE FUND

     Merrill Lynch High Income Municipal Bond Fund, Inc. (the 'Fund') is a continuously offered, non-diversified, closed-end fund. See 'The Fund.'

THE OFFERING

     Shares of Common Stock of the Fund may be offered by the Distributor and other securities dealers that have entered into selected dealer agreements with the Distributor, including Merrill Lynch.

     The Fund will offer its Common Stock at a price equal to the next determined net asset value per share without a front-end sales charge. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50. The Fund reserves the right to waive or modify the initial and subsequent minimum investment requirements at any time. See 'Purchase of Shares.'

INVESTMENT OBJECTIVE

     The investment objective of the Fund is to provide shareholders with high current income exempt from Federal income taxes by investing primarily in a portfolio of medium to lower grade or unrated municipal obligations with remaining maturities of greater than one year, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes. See 'Investment Objective and Policies.'

INVESTMENT ADVISER AND ADMINISTRATOR

     Merrill Lynch Asset Management, L.P. (the 'Investment Adviser' or 'MLAM') is the Fund's investment adviser and is responsible for the management of the Fund's investment portfolio and for providing administrative services to the Fund. For its advisory services, the Fund pays the Investment Adviser a monthly fee at the annual rate of 0.95 of 1% of the Fund's average daily net assets. For administrative services, the Fund pays the Investment Adviser a monthly fee at the annual rate of 0.25 of 1% of the Fund's average daily net assets. While the aggregate of the advisory and administrative fees is higher than that paid by most other investment companies, it is similar to that paid by other continuously offered closed-end funds. The Investment Adviser is owned and controlled by Merrill Lynch & Co., Inc. As of September 30, 1997, the Investment Adviser or its affiliate, Fund Asset Management, L.P. had a total of approximately $272.5 billion in investment company and other portfolio assets under management (approximately $33.1 billion of which were invested in municipal securities), including accounts of certain affiliates of the Investment Adviser. See 'Investment Advisory and Administrative Arrangements.'

DISTRIBUTIONS

     The Fund intends to declare dividends daily and to pay dividends monthly and to distribute substantially all of its net investment income to holders of Common Stock. Net capital gains, if any, will be distributed at least annually to holders of Common Stock.

TENDER OFFERS

     No market presently exists for the Fund's Common Stock and it is not currently anticipated that a secondary market will develop. In view of this, the Board of Directors of the Fund intends to consider the making of tender offers on a quarterly basis to purchase Common Stock of the Fund from shareholders at a price per share equal to the net asset value per share of the Common Stock determined at the close of business on the day an offer terminates. The Board of Directors is under no obligation to authorize the making of a tender offer and no assurance can be given that in any particular quarter a tender offer will be made. If a tender offer is not made, shareholders may be unable to sell their shares. Shares of Common Stock that have been held for less than three years and that are purchased by the Fund pursuant to tender offers will be subject to an early withdrawal charge. See 'Early Withdrawal Charge.' In addition, Merrill Lynch charges its customers a processing fee (presently, $5.35) to confirm a repurchase of shares from such customers pursuant to a Tender Offer. Tenders made directly through the Fund's Transfer Agent are not subject to the processing fee.

SPECIAL CONSIDERATIONS AND RISK FACTORS

     The Fund invests in medium to lower grade or unrated municipal obligations and has been structured as a 'non-diversified' closed-end investment company. As a result, investment in the Fund involves special considerations. See 'Risk Factors.'

     The Fund expects that there will be no secondary market for its Common Stock. Moreover, Merrill Lynch and other selected dealers are prohibited under applicable law from making a market in the Fund's Common Stock while the Fund is making either a public offering of or a tender offer to purchase its Common Stock. To the extent a secondary market does develop, however, investors should be aware that shares of closed-end funds frequently trade in the secondary market at a discount. Should there be a secondary market for the Fund's shares of Common Stock, the market price of the shares may vary from net asset value.

     Because of the lack of a secondary market and the early withdrawal charge, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.

     The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving holders of Common Stock an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See 'Description of Capital Stock--Certain Provisions of the Articles of Incorporation.'

     The Fund is authorized to borrow money in amounts of up to 33% of the value of its total assets at the time of such borrowings to finance the purchase of its own shares pursuant to tender offers, if any, or for temporary, extraordinary or emergency purposes. Borrowings by the Fund (commonly known as 'leveraging') create an opportunity for greater total return but, at the same time, may increase the Fund's expenses. See 'Risk Factors.'

                                  RISK FACTORS

     Lower-Rated Securities. Investment in the Fund's shares involves special risk considerations because a substantial portion of the portfolio will consist of high yielding, medium to lower grade and unrated securities ('high yield securities'). See 'Investment Objective and Policies.' Because investments in high yield securities entail a somewhat higher risk of loss of income or principal than investments in higher rated securities, an investment in the Fund should not constitute a complete investment program and may not be appropriate for all investors.

     The market values of high yield securities tend to reflect individual issuer developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions and generally will involve more credit risk than securities in the higher rating categories. Securities rated in the medium and lower rating categories by Standard & Poor's Ratings Services ('S&P'), Moody's Investors Service, Inc. ('Moody's') and Fitch Investors Service, Inc. ('Fitch'), sometimes referred to as 'junk' bonds, are considered, on balance, to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Even securities rated BBB by S&P or by Fitch or Baa by Moody's, ratings that are considered investment grade, may possess some speculative characteristics.

     Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. In addition, the market for high yield securities is relatively new and has not weathered a major economic recession, and it is unknown what effect such a recession might have on such securities. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to serve its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. In its selection of high yield securities, however, the Investment Adviser will give preference to securities that are secured and not subordinated to other creditors.

     High yield securities may have call or redemption features that would permit an issuer to repurchase the securities from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called securities with lower yielding securities, thus decreasing the net investment income to the Fund and dividends to shareholders. Under ordinary circumstances, the Investment Adviser will give preference to securities that have, at a minimum, ten year call protection.

     The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yield securities, there is no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent that a secondary trading market for high yield securities does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain high yield securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

     The Fund acquires a significant portion of its high yield securities upon issuance, which involves special risks because the securities so acquired are new issues. In such instances, the Fund may be a substantial purchaser of the issue and, therefore, have the opportunity to participate in structuring the terms of the offering. Although this may enable the Fund to seek to protect itself against certain of such risks, the special considerations discussed herein would nevertheless remain applicable.

     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield securities are likely to affect adversely the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

     The following table sets forth the average monthly dollar-weighted market value by S&P rating category of the obligations held by the Fund during the fiscal year ended August 31, 1997:

RATED OBLIGATIONS.....................................................................    60.5%
AAA: 15.5%; AA: 1.4%; A: 4.1%; BBB: 16%; BB: 14.1% and
  B: 9.4%; CCC: 0%.
UNRATED OBLIGATIONS*..................................................................    39.5%

------------------
* Obligations which are not rated by S&P. Such obligations may be rated by nationally recognized statistical rating organizations other than S&P, or may not be rated by any of such organizations. With respect to the percentage of the Fund's assets invested in such securities, the Fund's Investment Adviser believes that 4% are of comparable quality to obligations rated AAA, 0% are of comparable quality to obligations rated A, 0% are of comparable quality to obligations rated BBB, 17.3% are of comparable quality to obligations rated BB, 17.7% are of comparable quality to obligations rated B and 0.5% are of comparable quality to obligations rated CCC. This determination is based on the Investment Adviser's own internal evaluation and does not necessarily reflect how such securities would be rated by S&P if it were to rate the securities.

     In addition, the Fund may invest in certain types of investments, such as 'inverse floating obligations' or 'residual interest bonds,' the market values of which will generally be more volatile than the market values of fixed rate municipal bonds. See 'Investment Objective and Policies--Description of Municipal Bonds.'

     Non-Diversified Status. The Fund has registered as a 'non-diversified' investment company so that it will be able to invest more than 5% of the value of its assets in the obligations of a single issuer subject to the diversification requirements of subchapter M of the Internal Revenue Code of 1986, as amended (the 'Code'), applicable to the Fund. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified fund to any single economic, political or regulatory occurrence or to changes in an issuer's financial condition or in the market's assessment of the issuers.

     Leverage. The Fund is authorized to borrow money in amounts of up to 33% of the value of its total assets at the time of such borrowings to finance the purchase of its own shares pursuant to tender offers, if any, or for temporary, extraordinary or emergency purposes. Borrowings by the Fund (commonly known as 'leveraging') create an opportunity for greater total return but, at the same time, such borrowings may increase the Fund's expenses. The Fund may be required to maintain specified minimum available balances in cash or cash equivalents in connection with borrowings (which may be higher than the Fund would otherwise maintain) or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. As a result, the use of leverage may diminish the investment performance of the Fund compared with what it would have been without leverage. The Fund's willingness to borrow, as opposed to selling portfolio securities, may depend on several factors, including market conditions and interest rates.

     Derivative Securities. The Fund may invest in certain securities that may be considered 'derivative securities' including municipal obligations the return on which is based on a particular index of value or interest rates, and inverse floating obligations or residual interest bonds on which the interest rates typically decline as short-term market rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, which will generally result in the market values of such instruments having greater volatility than the market values of fixed-rate tax-exempt securities. See 'Investment Objective and Policies--Derivative Securities.'

                                   FEE TABLE

     The following table is intended to assist Fund investors in understanding the various costs and expenses associated with investing in the Fund.

      SHAREHOLDER TRANSACTION EXPENSES(A)
Sales Load (as a percentage of offering price)............................................   None
Dividend Reinvestment Plan Fees...........................................................   None
Early Withdrawal Charge (as a percentage of original purchase price or net asset value at
  the time of repurchase)(b)..............................................................   3.0% during the first
                                                                                             year, decreasing 1.0%
                                                                                             annually thereafter to
                                                                                             0.0% after the third
                                                                                             year

      ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Investment Advisory Fee(c)..............................................................................   0.95%
Other Expenses(d).......................................................................................   0.49
                                                                                                           ----
Total Annual Expenses...................................................................................   1.44%
                                                                                                           ----
                                                                                                           ----

------------------------
(a) Shareholders tendering shares within three years of their purchase may be subject to the Early Withdrawal Charge. See 'Early Withdrawal Charge'--page 23.

(b) See 'Early Withdrawal Charge'--page 23.

(c) See 'Investment Advisory and Administrative Arrangements'--page 27.

(d) Includes administrative fees, which are payable to the Investment Adviser by the Fund at the rate of 0.25% of net assets attributable to common shares. See 'Investment Advisory and Administrative Arrangements'--page 27.

      EXAMPLE                                                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                                ------    -------    -------    --------
An investor would pay the following expenses on a $1,000 investment assuming
  (1) total annual expenses of 1.44%, (2) a 5% annual return throughout the
  periods and (3) tender at the end of the period............................    $ 45*      $56*       $79        $172
An investor would pay the following expenses on a $1,000 investment assuming
  no tender at the end of the period.........................................    $ 15       $46        $79        $172

------------------------

* Reflects the Early Withdrawal Charge.

     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Expenses set forth under 'Other Expenses' are based on estimated amounts through the end of the Fund's current fiscal year. The example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and repurchases made directly through the Transfer Agent are not subject to the processing fee.

                              FINANCIAL HIGHLIGHTS

     The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements for the fiscal year ended August 31, 1997 and the independent auditors' report thereon are set forth herein under 'Financial Statements.'

     The following per share data and ratios have been derived from information provided in the Fund's audited financial statements.

                                                                                                           FOR THE
                                                                                                            PERIOD
                                                                                                         NOVEMBER 2,
                                                    FOR THE YEAR ENDED AUGUST 31,                          1990+ TO
Increase (Decrease)              --------------------------------------------------------------------     AUGUST 31,
in Net Asset Value:                1997        1996        1995        1994        1993        1992          1991
------------------------------   --------    --------    --------    --------    --------    --------    ------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................   $  10.94    $  10.97    $  10.92    $  11.44    $  10.74    $  10.29      $  10.00
                                 --------    --------    --------    --------    --------    --------    ------------
    Investment income--net....        .65         .66         .65         .65         .68         .71           .63
    Realized and unrealized
      gain (loss) on
      investments-- net.......        .44        (.03)        .23        (.45)        .75         .50           .29
                                 --------    --------    --------    --------    --------    --------    ------------
Total from investment
  operations..................       1.09         .63         .88         .20        1.43        1.21           .92
                                 --------    --------    --------    --------    --------    --------    ------------
Less Dividends and
  Distributions:

    Investment income--net....       (.65)       (.66)       (.65)       (.65)       (.68)       (.71)         (.63)
    Realized gain on
      investments--net........       (.04)         --        (.15)       (.07)       (.05)       (.05)           --
    In excess of realized gain
      on investments--net.....         --          --        (.03)         --          --          --            --
                                 --------    --------    --------    --------    --------    --------    ------------
Total dividends and
  distributions...............       (.69)       (.66)       (.83)       (.72)       (.73)       (.76)         (.63)
                                 --------    --------    --------    --------    --------    --------    ------------
Net asset value, end of
  period......................   $  11.34    $  10.94    $  10.97    $  10.92    $  11.44    $  10.74      $  10.29
                                 --------    --------    --------    --------    --------    --------    ------------
                                 --------    --------    --------    --------    --------    --------    ------------
TOTAL INVESTMENT RETURN*:
    Based on net asset value
      per share...............      10.20%       5.81%       8.68%       1.75%      13.83%      12.29%         9.43%++
                                 --------    --------    --------    --------    --------    --------    ------------
                                 --------    --------    --------    --------    --------    --------    ------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of
  reimbursement...............       1.44%       1.50%       1.52%       1.48%       1.37%       1.30%          .84%**
                                 --------    --------    --------    --------    --------    --------    ------------
                                 --------    --------    --------    --------    --------    --------    ------------
Expenses......................       1.44%       1.50%       1.52%       1.48%       1.47%       1.55%         1.76%**
                                 --------    --------    --------    --------    --------    --------    ------------
                                 --------    --------    --------    --------    --------    --------    ------------
Investment income--net........       5.83%       5.90%       6.11%       5.81%       6.17%       6.85%         7.43%**
                                 --------    --------    --------    --------    --------    --------    ------------
                                 --------    --------    --------    --------    --------    --------    ------------
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..................   $211,620    $199,552    $198,575    $212,958    $216,922    $170,735      $114,628
                                 --------    --------    --------    --------    --------    --------    ------------
                                 --------    --------    --------    --------    --------    --------    ------------
    Portfolio turnover........      43.07%      28.54%      21.28%      28.51%      28.74%      31.74%        75.92%
                                 --------    --------    --------    --------    --------    --------    ------------
                                 --------    --------    --------    --------    --------    --------    ------------

------------------
 * Total investment returns exclude the effects of the Early Withdrawal Charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists.
** Annualized.
 + Commencement of Operations.
++ Aggregate total investment return.

                                    THE FUND

     Merrill Lynch High Income Municipal Bond Fund, Inc. (the 'Fund') is a continuously offered non-diversified, closed-end, management investment company.

The Fund was incorporated under the laws of the State of Maryland on August 16, 1990, and has registered as an investment company under the Investment Company Act of 1940, as amended (the '1940 Act'). The Fund's principal office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to provide shareholders with high current income exempt from Federal income taxes by investing primarily in a portfolio of medium to lower grade or unrated municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes. The Fund will seek to achieve its objective by investing at least 80% of its assets, except during temporary defensive periods, in a portfolio of obligations with remaining maturities of greater than one year issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities paying interest that, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes ('Municipal Bonds'). The Fund at all times, except during temporary defensive periods, will maintain at least 75% of its assets in Municipal Bonds that are rated in any one of the medium and lower rating categories of a nationally recognized statistical rating organization or are unrated but considered by the Investment Adviser to be of comparable quality. In the case of Moody's, S&P or Fitch, these ratings are currently Baa (Moody's) or BBB (S&P or Fitch) or lower, respectively. These are fundamental policies of the Fund and, therefore, may not be changed without a vote of a majority of the outstanding shares of the Fund. The Fund presently contemplates that it will not invest more than 25% of its total assets (taken at market value) in Municipal Bonds whose issuers are located in the same state. There can be no assurance that the investment objective of the Fund will be realized.

     Investment in shares of the Fund offers several potential benefits. The Fund offers investors the opportunity to receive income exempt from Federal income taxes by investing in a professionally managed portfolio of high-yielding Municipal Bonds. Additionally, investment research and credit analysis relating to the municipal securities in which the Fund seeks to invest are not readily available. Moreover, many of these securities are not widely traded and the execution of transactions in such securities requires expertise. Consequently, the professional portfolio management that is provided by the Investment Adviser is particularly important in the sector of the municipal securities market in which the Fund invests. The Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of Municipal Bonds. These benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the advisory and administrative fees and operational costs.

     Investments in lower rated Municipal Bonds generally provide a higher yield and are less affected by interest rate fluctuations than higher rated tax-exempt securities of similar maturity but are subject to greater overall market risk and are also subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations. See the Appendix to this Prospectus for a description of Moody's, S&P's and Fitch's ratings of Municipal Bonds.


     The Fund will seek to reduce risk through diversification, credit analysis and monitoring of current developments and trends in both the economy and financial markets. The Investment Adviser will use various means to research the stability and/or potential for improvement of various municipal issuers in connection with the proposed purchase of their securities by the Fund. Evaluation of each Municipal Bond may include the analysis of financial performance, debt structure, economic factors and the administrative structure of the issuer.

Additionally, the priority of liens and the overall structure of the particular issue may be factors that will determine suitability for purchase. Further investigation may be performed and may include, among other things, discussions with project management, corporate officers and industry experts as well as site inspections, area analysis, and project and financial projection analysis. All purchases and sales also may be subject to the review of market data, economic projections and the performance of the financial markets. Certain economic indicators also may be monitored. Additionally, the Investment Adviser will vary the average maturity of the Fund's portfolio securities based upon the Investment Adviser's assessment of economic and market conditions.

     The Fund expects that there will be no secondary market for its Common Stock. Moreover, Merrill Lynch and other selected dealers are prohibited under applicable law from making a market in the Fund's Common Stock while the Fund is making either a public offering of or a tender offer to purchase its Common Stock. To the extent a secondary market does develop, however, investors should be aware that the shares of closed-end investment companies frequently trade at a discount from their net asset value. The net asset value of the shares of a closed-end investment company, such as the Fund, which invests primarily in fixed income, tax-exempt securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline.

     The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. However, the Fund's investments will be limited so as to qualify the Fund as a 'regulated investment company' for purposes of the Code. See 'Taxes.' To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities (other than U.S. Government securities) of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer. A fund that elects to be classified as 'diversified' under the 1940 Act must satisfy the foregoing 5% requirement with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.


DESCRIPTION OF MUNICIPAL BONDS

     Municipal Bonds include primarily debt obligations issued to obtain funds for various public purposes, including construction and equipping of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public or private institutions for the construction of facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various privately-operated facilities and certain local facilities, including pollution control facilities. For purposes of this Prospectus, such obligations are Municipal Bonds if the interest paid thereon is exempt from Federal income tax, even though such bonds may be 'private activity bonds' as discussed below.

     The two principal classifications of Municipal Bonds are 'general obligation' and 'revenue' or 'special obligation' bonds. General obligation bonds are secured by the issuer's pledge of faith, credit, and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws, and an entity's credit will depend on many factors, including potential erosion of the tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes, and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state's or entity's control. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Industrial development bonds are in most cases revenue bonds and generally are not secured by a pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such industrial development bonds depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations, and the pledge, if any, of real and personal property so financed as security for such payment. Municipal Bonds also may include 'moral obligation' bonds, which normally are issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     The Fund may purchase Municipal Bonds classified as 'private activity bonds' (in general, bonds that benefit non-governmental entities). Interest received on certain tax-exempt securities that are classified as 'private activity bonds' may subject certain investors in the Fund to an alternative minimum tax. There is no limitation on the percentage of the Fund's assets that may be invested in Municipal Bonds, which may subject certain investors to an alternative minimum tax. See 'Taxes.'

     Federal tax legislation has limited the types and volume of bonds qualifying for the Federal income tax exemption of interest. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

     The Fund may invest a relatively high percentage of its assets in Municipal Bonds issued by entities that may be located in the same geographic area, or that may pay their interest obligations from the revenues derived from similar projects such as hospitals, multi-family housing, nursing homes, continuing care facilities, commercial facilities (including hotels), electric utility systems or industrial companies. This may make the Fund more susceptible to similar economic, political, or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation of the net asset value of shares of the Fund also increases. Also, it is anticipated that a significant percentage of the Municipal Bonds in the Fund's portfolio will be issued by entities or secured by facilities with a relatively short operating history. Therefore, investors should also be aware of the risks which these investments might entail, as discussed below. See also 'Industrial Development Bonds' below.

     Derivative Securities. The Fund may invest in Municipal Bonds (and Non-Municipal Tax-Exempt Securities, as defined herein) the return on which is based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates or based on the value of gold or some other commodity. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of an index. Also, the Fund may invest in so-called 'inverse floating obligations' or 'residual interest bonds' on which the interest rates typically decline as short-term market rates increase and increase as short-term market rates decline. The Fund's return on these types of Municipal Bonds (and Non-Municipal Tax-Exempt Securities) will be subject to risk with respect to the value of the particular index, which may include reduced or eliminated interest payments and losses of invested principal. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate long-term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations that have shorter term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets. The Investment Adviser believes, however, that indexed and inverse floating obligations represent flexible portfolio management instruments for the Fund that allow the Fund to seek potential investment rewards, hedge other portfolio positions or to vary the degree of investment leverage relatively efficiently under different market conditions.

     Health Care Revenue Bonds. These securities include Municipal Bonds issued to finance hospitals, nursing homes and continuing care facilities and that are generally secured by the revenues of particular facilities. The ability of the issuers of such securities to meet their obligations is dependent upon, among other things, the revenues, costs and occupancy levels of the subject facilities and the competitive nature of these industries. In addition, a major portion of hospital and nursing home revenues typically is derived from Federal or state programs such as Medicare and Medicaid and from various insurers. Changes in the compensation and reimbursement formulae of these governmental programs or in the rates paid by insurers may reduce revenues available for the payment of principal of or interest on such bonds. New governmental legislation or regulations and other factors, such as the inability to obtain sufficient malpractice insurance, may also adversely affect the revenues or costs of these issuers. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial lump-sum deposit paid by occupants of the facility, there may be risk if the facility does not maintain adequate financial resources to secure estimated actuarial liabilities.

     A number of legislative proposals concerning health care have been introduced in Congress in recent years or have been reported to be under consideration. These proposals span a wide range of topics, including cost controls, national health insurance, incentives for competition in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid health care plans. The Fund is unable to predict the effect of any of these proposals, if enacted.

     Single Family Housing Bonds and Multifamily Housing Bonds. Single family housing bonds and multifamily housing bonds are obligations of state and local housing authorities that have been issued in connection with a variety of single and multifamily housing projects. Economic developments, including fluctuations in interest rates, increasing construction and operating costs, increasing real estate taxes and declining occupancy rates, and real estate investment risks may have an adverse effect upon the revenues of such projects and such housing authorities. Multifamily housing bonds may be subject to mandatory redemption prior to maturity, including redemption from non-completion of the project or upon receipt of FHA or certain other insurance proceeds. Bonds issued by state or local units or authorities and payable from revenues from single family residential mortgages may be subject to mandatory redemption prior to maturity, including redemption from mortgage loan prepayments and undisbursed bond proceeds reserved for the purpose of purchasing mortgage loans. Housing bonds may also be subject to changes in creditworthiness due to potential weaknesses of mortgage insurance companies providing various policies; fluctuations in the valuation of invested funds and the strengths of banks and other entities that may provide investment agreements; and smaller than expected mortgage portfolios due to the inability to originate mortgages. To the extent the Fund invests in housing bonds issued by an entity or entities located in the same geographic area, the Fund may be subject to the risks associated with the general economy of such area.

     Public Power Revenue Bonds. General problems of the electric utility industry include difficulty in financing large construction programs during an inflationary period; restrictions on operations and increased costs and delays attributable to environmental considerations; the difficulty of the capital markets in absorbing utility debt and equity securities; the availability of fuel for electric generation at reasonable prices, including among other considerations the potential rise in fuel costs and the costs associated with conversion to alternate
fuel sources such as coal; technical cost factors and other problems associated with construction, licensing, regulation and operation of nuclear facilities for electric generation, including among other considerations the problems associated with the use of radioactive materials and the disposal of radioactive waste; and the effects of energy conservation. Certain of the issuers of these bonds may own or operate nuclear generating facilities. Federal, state and municipal governmental authorities may from time to time review and revise existing requirements and impose additional requirements governing the licensing, construction and operation of nuclear power plants. In addition, the licensing of certain nuclear power plants nearing completion of construction or for which construction is complete has been delayed indefinitely by the refusal of state and local officials to cooperate in emergency planning exercises that are a prerequisite to licensing. Each of the problems referred to above could adversely affect the ability of the issuer of public power revenue bonds to make payments of principal and/or interest on such bonds. Certain municipal utilities or agencies may have entered into contractual arrangements with investor-owned utilities and large industrial users and consequently may be dependent in varying degrees on the performance of such contracts for payment of bond debt service. Also, the enforceability against municipalities of 'take-and-pay' and 'take-or-pay' contracts which contracts secure bonds issued by other municipal issuers has been successfully challenged in recent years.

     Transportation Revenue Bonds. Bonds in this category include bonds issued for airport facilities, bridges, turnpikes, port facilities, railroad systems, or mass transit systems. Generally, airport facility revenue bonds are payable from and secured by the revenues derived from the ownership and operation of a particular airport. Payment on other transportation bonds is often dependent primarily or solely on revenues from financed facilities, including user fees, charges, tolls and rents. Such revenues may be adversely affected by increased construction and maintenance costs or taxes, decreased use, competition from alternate facilities, scarcity of fuel, reduction or loss of rents or the impact of environmental considerations. Other transportation bonds may be dependent primarily or solely on Federal, state or local assistance including motor fuel and motor vehicle taxes, fees and licenses, and therefore may be subject to fluctuations in such assistance.

     Water and Sewage Revenue Bonds. Bonds in this category include securities issued to finance public water supply, treatment and distribution facilities, and sewage collection, treatment and disposal facilities. Repayment of these bonds is dependent primarily on revenues derived from the billing of residential, commercial and industrial customers for water and sewer services, as well as, in some instances, connection fees and hook-up charges. Such revenue bonds may be adversely affected by the lack of availability of Federal and state grants and by decisions of Federal and state regulatory bodies and courts.

     Solid Waste and Resource Recovery Revenue Bonds. Bonds in this category include securities issued to finance facilities for removal and disposal of solid waste. Repayment of these bonds is dependent on factors that may include revenues from appropriations from a governmental entity, the financial condition of the private project corporation* and revenues derived from the collection of charges for disposal of solid waste. In addition, construction of such facilities may be subject to cost overruns and the actual costs of operating such facilities may exceed the costs anticipated at the time the bonds were issued. Repayment of resource recovery bonds also may be dependent to various degrees on revenues from the sale of electric energy or steam. Bonds in this category may be subject to mandatory redemption in the event of project noncompletion, if the project is rendered uneconomical, if the project fails to meet certain performance criteria, or if it is considered an environmental hazard.

------------------
* For purposes of the description of users of facilities, all references to 'corporations' shall be deemed to include any other nongovernmental person or entity.

     Pollution Control Facility Revenue Bonds. Bonds in the pollution control facilities category include securities issued on behalf of private corporations including utilities, to provide facilities for the treatment of air, water and solid waste pollution. Repayment of these bonds is dependent upon income from the specified pollution control facility and/or the financial condition of the project corporation. In addition, governmental entities may from time to time impose additional restrictions or regulations that could adversely affect the cost or operation of the facility. The Fund will not acquire more than 5% of the outstanding voting securities of more than one public utility company as defined by the Public Utility Holding Company Act of 1935.

     Educational Facility Revenue Bonds. Educational facility revenue bonds include debt of state and private colleges, universities and systems, and parental and student loan obligations for dormitories, classrooms, libraries, research and training facilities and student aid. The ability of universities and colleges to meet their obligations is dependent on various factors, including the revenues, costs and enrollment levels of the institutions. In addition, their ability may be affected by declines in Federal, state and alumni financial support, fluctuations in interest rates and construction costs, increased maintenance and energy costs, failure or inability to raise tuition or room charges and adverse results of endowment fund investments.

     Tax Increment Bonds. Tax increment bonds are issued to finance various public improvements and redevelopment projects in blighted areas. Interest on such bonds is payable from increases in real property taxes attributable to increases in assessed value resulting from the redevelopment of the blighted project area. Repayment risks include, among other things, a reduction in taxable value in the project areas, reduction in tax rates, delinquencies in tax payments or a general shortfall in forecasted tax revenues.

     Commercial Facility Revenue Bonds. The Fund may also invest in bonds for other commercial facilities (including hotels) and industrial enterprises. The viability of such facilities depends on, among other things, general economic factors affecting those industries and affecting those geographic areas in which such facilities are situated, as well as the ability of the individual management of those facilities to maximize earnings and to remain competitive within the service area.

     Industrial Development Bonds ('IDBs'). The Fund reserves the right to invest a portion of its assets in IDBs. IDBs are tax-exempt securities issued by states, municipalities or public authorities and are issued to provide funds, usually through a loan or lease arrangement, to a private corporation for the purpose of financing construction or improvement of a facility to be used by the corporation. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the corporation which may or may not be guaranteed by a parent company or otherwise secured. In view of this, an investor should be aware that repayment of such bonds depends on the revenues of a private corporation and be aware of the risks that such an investment may entail. Continued ability of a corporation to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the corporation, capital structure, demand for products or services, competition, general economic conditions, government regulation and the corporation's dependence for revenues on the operation of the particular facility being financed.

     IDBs are often issued to provide funds for corporations from the industries described above and, consequently, are subject to similar risks. IDBs are also issued to provide funds to industrial companies. Investment in particular industries may expose the Fund to risks associated with such industries.

     Also included within the general category of Municipal Bonds are participation certificates issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The certificates represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called 'lease obligations') relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain 'non-appropriation' clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although 'non-appropriation' lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities.

     The Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Investment Adviser nevertheless believes such securities to be exempt from Federal income taxation ('Non-Municipal Tax-Exempt Securities'). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in municipal bonds to the extent such investments are permitted by the 1940 Act.

OTHER INVESTMENT POLICIES

     The Fund has the authority to invest as much as 25% of its assets in Municipal Bonds in the higher rating categories of nationally recognized statistical rating organizations (ratings of A or higher by Moody's, S&P or Fitch). In addition, the Fund reserves the right to temporarily invest more than 20% of its assets in short-term municipal securities, or short-term taxable money market securities (including commercial paper, certificates of deposit and repurchase agreements) for defensive purposes when, in the opinion of the Investment Adviser, prevailing market or financial conditions warrant. Taxable commercial paper must be rated A-1+ through A-3 by S&P, Prime-1 through Prime-3 by Moody's, F-1+ through F-3 by Fitch or have credit characteristics equivalent to such ratings in the opinion of the Investment Adviser. The short-term tax-exempt municipal obligations also will be in the highest rating categories as determined either by Moody's (currently, MIG-1 through MIG-2 for notes and Prime-1 through Prime-3 for commercial paper), S&P (currently, SP-1+ through SP-3 for notes and A-1+ through A-3 for commercial paper), or Fitch (currently, F-1 and F-2 for notes and F-1 for commercial paper). Certificates of deposit must be issued by depository institutions with total assets of at least $1 billion, except that the Fund may invest in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured. In connection with an exemption the Fund has obtained from the Securities and Exchange Commission (the 'Commission') relating to its tender offers, the Fund will not purchase non-investment grade or unrated Municipal Bonds in secondary market transactions during the five business days preceding the termination of a tender offer. See 'Tender Offers' and 'Appendix--Ratings of Municipal Obligations.'

     The Fund also has adopted certain other policies as set forth below:

     Leverage. The Fund is authorized to borrow money in amounts of up to 33% of the value of its total assets at the time of such borrowings to finance the purchase of its own shares pursuant to tender offers, if any, or for temporary, extraordinary or emergency purposes. Borrowings by the Fund (commonly known as 'leveraging') create an opportunity for greater total return since the Fund will not be required to sell portfolio securities to purchase tendered shares but, at the same time, such borrowings may increase the Fund's expenses. In this regard, borrowed funds are subject to interest costs that may offset or exceed the return earned on the securities that otherwise may have been sold by the Fund. See 'Risk Factors.'

     When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase or sell Municipal Bonds on a delayed delivery basis or when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment and the value of the obligation will thereafter be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the forward commitment.

     Repurchase Agreements. The Fund may invest in Municipal Bonds and U.S. Government securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreements, the bank or primary dealer agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The Fund may not invest more than 10% of its total assets in repurchase agreements maturing in more than seven days. In the event of default by the seller under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connection with the disposal of the collateral. Income from repurchase agreements distributed to shareholders will be taxable as ordinary income to shareholders.

OPTIONS AND FUTURES TRANSACTIONS

     The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset value will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

     Certain Federal income tax requirements may limit the Fund's ability to engage in hedging transactions. Gains from transactions in options and futures contracts distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to shareholders. See 'Taxes--Tax Treatment of Options and Futures Transactions.'

     The following is a description of the options and futures transactions in which the Fund may engage, limitations on the use of such transactions and risks associated therewith. The investment policies with respect to the hedging transactions of the Fund are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund's shareholders.

     Writing Covered Call Options. The Fund may write (i.e., sell) covered call options with respect to Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. The Fund writes only covered options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. The Fund may not write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.

     The Fund will receive a premium from writing a call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. The Fund may engage in closing transactions in order to terminate outstanding options that it has written.

     Purchase of Options. The Fund may purchase put options in connection with its hedging activities. By buying a put the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be terminated by entering into a closing sale transaction. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options, or on securities that it intends to purchase. The Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     Financial Futures Contracts and Options. The Fund is authorized to purchase and sell certain financial futures contracts ('financial futures contracts') and options thereon solely for the purpose of hedging its investments in Municipal Bonds against declines in value and to hedge against increases in the cost of securities it intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

     The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable.

     The Fund may purchase and sell financial futures contracts based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large recently issued tax-exempt bonds, and purchase and sell put and call options on such futures contracts for the purpose of hedging Municipal Bonds that the Fund holds or anticipates purchasing against adverse changes in interest rates. The Fund also may purchase and sell financial futures contracts on U.S. Government securities and purchase and sell put and call options on such futures contracts for such hedging purposes. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

     Subject to policies adopted by the Directors, the Fund also may engage in transactions in other financial futures contracts transactions and options thereon, such as financial futures contracts or options on other municipal bond indices that may become available if the Investment Adviser and the Directors of the Fund should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

     Over-the-Counter Options. The Fund may engage in options and futures transactions on exchanges and in the over-the-counter markets. In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. Over-the-counter options ('OTC options') transactions are two-party contracts with price and terms negotiated by the buyer and seller. See 'Restrictions on OTC Options' below for information as to restrictions on the use of OTC options.

     Restrictions on OTC Options. The Fund will engage in OTC options only with member banks of the Federal Reserve System and primary dealers in United States Government securities or with affiliates of such banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. OTC options and assets used to cover OTC options written by the Fund are considered by the staff of the Commission to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized. As a result, the Fund will acquire only those OTC options for which the Investment Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

     Risk Factors in Options and Futures Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the security that is the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying futures contracts have different maturities, ratings, geographic compositions or other characteristics than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index that serves as a basis for a financial futures contract. Finally, in the case of futures contracts on U.S. Government securities and options on such futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

     Under regulations of the Commodity Futures Trading Commission (the 'CFTC'), the futures trading activities described herein will not result in the Fund being deemed a 'commodity pool,' as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon only for bona fide hedging purposes, as defined under CFTC regulations, and may not purchase or sell any such futures contracts or options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures position and premiums paid for outstanding options would exceed 5% of the market value of its net assets. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., commercial paper and daily tender adjustable notes) or short-term high-grade fixed-income securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

     Although certain risks are involved in options and futures transactions, the Investment Adviser believes that, because the Fund will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to certain risks frequently associated with speculation in options and futures transactions.

     The volume of trading in the exchange markets with respect to Municipal Bond options may be limited, and it is impossible to predict the amount of trading interest that may exist in such options. In addition, there can be no assurance that viable exchange markets will continue.

     The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC options, the Investment Adviser believes the Fund can receive on each business day at least two independent bids or offers. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an options or futures contract.

     The liquidity of a secondary market in a futures contract may be adversely affected by 'daily price fluctuation limits' established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

     The successful use of these transactions also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a futures contract is held by the Fund or move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund will only engage in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.

                            INVESTMENT RESTRICTIONS

     The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Fund may not:

          1. Make investments for the purpose of exercising control or management.

          2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than 10% of the Fund's total assets would be invested in such securities.

          3. Purchase or sell real estate, commodities or commodity contracts; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein and the Fund may purchase and sell financial futures contracts and options thereon.

          4. Issue senior securities or borrow money, except as permitted by
     Section 18 of the 1940 Act.

          5. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

          6. Make loans to other persons except that the Fund may purchase

     Municipal Bonds and other debt securities and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

          7. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

          8. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on Municipal Bonds, United States Government obligations and related indices or otherwise in connection with bona fide hedging activities.

          9. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry. (For the purposes of this restriction, tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry.)

     Additional investment restrictions adopted by the Fund, that may be changed by the Board of Directors without shareholder approval, provide that the Fund may not:

          a. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the Municipal Bonds of any one state.

          b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

     If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

     The Investment Adviser of the Fund and Merrill Lynch share a common parent, Merrill Lynch & Co., Inc. ('ML&Co.'). Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order of the Commission or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which Merrill Lynch acts as principal. An exemptive order has been obtained that permits the Fund to effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. The Fund does not presently intend to request an order permitting other principal transactions with Merrill Lynch. See 'Portfolio Transactions.'

                               PURCHASE OF SHARES

     The Distributor, an affiliate of both the Investment Adviser and Merrill Lynch, acts as the distributor of shares of Common Stock of the Fund. The Fund is engaged in a continuous offering of its shares of Common Stock through the Distributor and other securities dealers that have entered into selected dealer agreements with the Distributor, including Merrill Lynch. Shares of the Fund may be purchased from the Distributor or selected dealers, including Merrill Lynch, or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50. In connection with an exemption the Fund has obtained from the Commission relating to its tender offers, the Fund will not offer its shares during the five business days preceding the termination of a tender offer. See 'Tender Offers.'

     To permit the Fund to invest the net proceeds from the sale of its shares of Common Stock in an orderly manner, the Fund may, from time to time, suspend the sale of its shares of Common Stock, except for sales to existing holders of Common Stock and dividend reinvestments.

     Due to the administrative complexities associated with the continuous offering, administrative errors may result in the Distributor or an affiliate inadvertently acquiring nominal numbers (in no event in excess of 5% of the shares of Common Stock) of shares of Common Stock that it may wish to resell. Such shares of Common Stock will not be subject to any investment restriction and may be resold pursuant to this Prospectus.

     The Fund offers its shares at a public offering price equal to the next determined net asset value per share without a front-end sales charge. The applicable offering price for purchase orders is based on the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the 'NYSE') (generally, 4:00 p.m., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on that day provided the Distributor in turn receives the order from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. Any order may be rejected by the Distributor or the Fund. The Fund or the Distributor may suspend the continuous offering of the Fund's shares to the general public at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. The Distributor is required to advise the Fund promptly of all purchase orders and cause payments for shares of Common Stock to be delivered promptly to the Fund. Merrill Lynch charges its customers a processing fee (presently $5.35) to confirm a purchase of shares by such customers. Purchases made directly through the Fund's Transfer Agent are not subject to the processing fee.


     The Distributor compensates Merrill Lynch and other selected dealers at a rate of 3.0% of amounts purchased. If the shares remain outstanding after one year from the date of their original purchase, the Distributor will compensate Merrill Lynch and such dealers at an annual rate equal to 0.25% of the value of Fund shares sold by Merrill Lynch and such dealers and remaining outstanding. These amounts do not represent an expense to the Fund and its shareholders since the payments made by the Distributor will be made from its own assets, which may include amounts received by the Distributor as early withdrawal charges. See 'Early Withdrawal Charge.' The compensation paid to selected dealers and the Distributor, including the compensation paid at the time of purchase, the 0.25% annual payments mentioned above and the early withdrawal charge, if any, will not in the aggregate exceed the applicable limit (presently, 8%), as determined from time to time by the National Association of Securities Dealers, Inc. For the fiscal years ended August 31, 1995, 1996 and 1997 the Distributor paid approximately $408,920, $651,224 and $689,503, respectively, to Merrill Lynch in connection with the sale of shares of Common Stock of the Fund.

     Upon the transfer of shares out of a Merrill Lynch brokerage account, an investment account in the transferring shareholder's name will be opened automatically, without charge, at the Fund's transfer agent, dividend disbursing agent and shareholder servicing agent. Shareholders should be aware that it will not be possible to transfer their shares from Merrill Lynch to another brokerage firm or financial institution. Shareholders interested in transferring their brokerage accounts from Merrill Lynch and who do not wish to have an account maintained for such shares at the Fund's transfer agent must tender the shares for repurchase by the Fund as described under 'Tender Offers' so that the cash proceeds can be transferred to the account at the new firm.

                                 TENDER OFFERS

     In recognition of the possibility that a secondary market for the Fund's shares will not exist, the Fund may take actions that will provide liquidity to shareholders. The Fund may from time to time make offers to purchase its shares of Common Stock from all beneficial holders of the Fund's Common Stock at a price per share equal to the net asset value per share of the Common Stock determined at the close of business on the day an offer terminates ('Tender Offer'). Commencing with the second quarter of Fund operations, the Board of Directors has considered the making of Tender Offers on a quarterly basis, and the Board of Directors intends to continue this practice. There can be no assurance, however, that the Board of Directors will decide to undertake the making of a Tender Offer. Subject to the Fund's investment restriction with respect to borrowings, the Fund may borrow money to finance the repurchase of shares pursuant to any Tender Offers. See 'Investment Restrictions.'

     The Fund expects that ordinarily there will be no secondary market for the Fund's Common Stock and that periodic tenders will be the only source of liquidity for Fund shareholders. Nevertheless, if a secondary market develops for the Common Stock of the Fund, the market price of the shares may vary from net asset value from time to time. Such variance may be affected by, among other factors, relative demand and supply of shares and the performance of the Fund, especially as it affects the yield on and net asset value of the Common Stock of the Fund. A Tender Offer for shares of Common Stock of the Fund at net asset value is expected to reduce any spread between net asset value and market price that may otherwise develop. However, there can be no assurance that such action would result in the Fund's Common Stock trading at a price that equals or approximates net asset value.

     Although the Board of Directors believes that the Tender Offers generally would be beneficial to holders of the Fund's Common Stock, the acquisition of shares of Common Stock by the Fund will decrease the total assets of the Fund and therefore have the likely effect of increasing the Fund's expense ratio (assuming such acquisition is not offset by the issuance of additional shares of Common Stock). Furthermore, if the Fund borrows to finance the making of Tender Offers, interest on such borrowing will reduce the Fund's net investment income.

     It is the Board's announced policy, which may be changed by the Board, not to purchase shares pursuant to a Tender Offer if (1) such purchases would impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund); (2) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund's investment objective and policies in order to purchase Common Stock tendered pursuant to the Tender Offer; or (3) there is, in the Board's judgment, any (a) legal action or proceeding instituted or threatened challenging the Tender Offer or otherwise materially adversely affecting the Fund, (b) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or New York State, that is material to the Fund, (c) limitation imposed by Federal or state authorities on the extension of credit by lending institutions, (d) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States that is material to the Fund, or (e) other event or condition that would have a material adverse effect on the Fund or its shareholders if shares of Common Stock tendered pursuant to the Tender Offer were purchased. Thus, there can be no assurance that the Board will proceed with any Tender Offer. The Board of Directors may modify these conditions in light of circumstances existing at the time. If the Board of Directors determines to purchase the Fund's shares of Common Stock pursuant to a Tender Offer, such purchases could significantly reduce the asset coverage of any borrowing or outstanding senior securities. The Fund may not purchase shares of Common Stock to the extent such purchases would result in the asset coverage with respect to such borrowing or senior securities being reduced below the asset coverage requirement set forth in the 1940 Act. Accordingly, in order to purchase all shares of Common Stock tendered, the Fund may have to repay all or part of any then outstanding borrowing or redeem all or part of any then outstanding senior securities to maintain the required asset coverage. See 'Other Investment Policies -- Leverage.' In addition, the amount of shares of Common Stock for which the Fund makes any particular Tender Offer may be limited for the reasons set forth above or in respect of other concerns related to liquidity of the Fund's portfolio.


     The Fund has been granted an exemption by the Commission relating to Tender Offers that is based on representations by the Fund that no secondary market for shares of the Fund's Common Stock is expected to develop. The exemption is conditioned on (1) the absence of a secondary market, (2) the Fund suspending the offering of its shares during the five business days preceding the termination of a Tender Offer and (3) the Fund refraining from purchasing non-investment grade and unrated Municipal Bonds in secondary market transactions during such five business day period. In the event that circumstances arise under which the Fund does not conduct the Tender Offers regularly, the Board of Directors would consider alternate means of providing liquidity for holders of Common Stock. Such action would include an evaluation of any secondary market that then existed and a determination of whether such market provided liquidity for holders of Common Stock. If the Board of Directors determines that such market, if any, fails to provide liquidity for the holders of Common Stock, the Board expects that it will consider all then available alternatives to provide such liquidity. Among the alternatives that the Board of Directors may consider is the listing of the Fund's Common Stock on a major domestic stock exchange or on the NASDAQ National Market System in order to provide such liquidity. The Board of Directors also may consider causing the Fund to repurchase its shares from time to time in open-market or private transactions when it can do so on terms that represent a favorable investment opportunity. In any event, the Board of Directors expects it will cause the Fund to take whatever action it deems necessary or appropriate to provide liquidity for the holders of Common Stock in light of the facts and circumstances existing at such time.

     To consummate a Tender Offer in order to repurchase its shares of Common Stock, the Fund may be required to liquidate portfolio securities, and realize gains or losses, at a time when the Investment Adviser would otherwise consider it disadvantageous to do so.

     Each Tender Offer will be made and shareholders notified in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. The offering documents will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. The repurchase of tendered shares by the Fund is a taxable event. See 'Taxes.' The Fund will pay all costs and expenses associated with the making of any Tender Offer. An Early Withdrawal Charge will be imposed on most shares accepted for tender which have been held for less than three years. See 'Early Withdrawal Charge.' In addition, Merrill Lynch charges its customers a processing fee (presently, $5.35) to confirm a repurchase of shares from such customers pursuant to a Tender Offer. Tenders made directly through the Fund's Transfer Agent are not subject to the processing fee.

     Shareholders of the Fund have an investment option consisting of the right to reinvest the net proceeds from a sale of shares of the Fund's Common Stock (the 'Original Shares') pursuant to a tender offer by the Fund in Class D initial sales charge shares of certain MLAM-sponsored open-end investment companies ('Eligible Class D Shares') at their net asset value, without the imposition of the initial sales charge, if the conditions set forth below are satisfied. First, net proceeds from the sale of the Original Shares in the tender offer must be immediately reinvested in Eligible Class D Shares. Second, the investment option is available only with respect to the proceeds of shares of the Fund's Common Stock as to which no Early Withdrawal Charge is applicable. Shareholders who already own Class A shares of the investment company in the account in which they are purchasing shares of such investment company may purchase Class A rather than Class D shares so long as all the other requirements of this paragraph are met. Class D shares are subject to an ongoing account maintenance fee at an annual rate of up to 0.25% of the average daily net asset value of the applicable investment company. Before taking advantage of this investment option, shareholders of the Fund should obtain a currently effective prospectus of the mutual fund that they intend to purchase. To exercise this investment option, shareholders should consult their Merrill Lynch Financial Consultant.

                            EARLY WITHDRAWAL CHARGE

     An Early Withdrawal Charge to recover distribution expenses incurred by the Distributor will be charged against the shareholder's investment account and paid to the Distributor in connection with most shares of Common Stock held for less than three years that are accepted by the Fund for repurchase pursuant to a Tender Offer in the manner described below. The Early Withdrawal Charge will be imposed on those shares of Common Stock accepted for tender based on an amount equal to the lesser of the then current net asset value of the shares of Common Stock or the cost of the shares of Common Stock being tendered. Accordingly, the Early Withdrawal Charge is not imposed on increases in the net asset value above the initial purchase price. In addition, the Early Withdrawal Charge is not imposed on shares derived from reinvestments of dividends or capital gains distributions. The Early Withdrawal Charge imposed will vary depending on the length of time the Common Stock has been owned since purchase (separate purchases shall not be aggregated for these purposes), as set forth in the following table:

     YEAR OF REPURCHASE AFTER PURCHASE                                            EARLY WITHDRAWAL CHARGE
-------------------------------------------------------------------------------   -----------------------
First..........................................................................            3.0%
Second.........................................................................            2.0%
Third..........................................................................            1.0%
Fourth and following...........................................................            0%


     In determining whether an Early Withdrawal Charge is applicable to a tender of shares of Common Stock, the calculation will be determined in the manner that results in the lowest possible amount being charged. Therefore, it will be assumed that the tender is first of shares of Common Stock held for over three years and shares of Common Stock acquired pursuant to reinvestment of dividends or distributions and then of shares of Common Stock held longest during the three-year period. The Early Withdrawal Charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

EXAMPLE:

     Assume an investor purchased 1,000 shares of Common Stock (at a cost of $10,000) and in the second year after purchase, the net asset value per share is $12.00 and, during such time, the investor has acquired 100 additional shares of Common Stock upon dividend reinvestment. If at such time the investor makes his first redemption of 500 shares of Common Stock (proceeds of $6,000), 100 shares will not be subject to the Early Withdrawal Charge because of dividend reinvestment. With respect to the remaining 400 shares of Common Stock, the Early Withdrawal Charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2.00 per share. Therefore, $4,000 of the $6,000 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase).

     For the fiscal years ended August 31, 1995, 1996 and 1997, the amount paid to the Distributor in Early Withdrawal Charges aggregated $130,764, $62,110 and $44,647, respectively.

                             DIRECTORS AND OFFICERS

     Information about the Directors, executive officers and the portfolio managers of the Fund, including their ages and their principal occupations for at least the last five years is set forth below. Unless otherwise noted, the address of each Director and executive officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.

     ARTHUR ZEIKEL (65) -- President and Director (1) (2) -- President of the Investment Adviser (which term, as used herein, includes its corporate predecessors) since 1977; President of Fund Asset Management, L.P. ('FAM') (which term, as used herein, includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ('Princeton Services') since 1993; Executive Vice President of ML&Co. since 1990.

     RONALD W. FORBES (57) -- Director (2) -- 1400 Washington Avenue, Albany, New York 12222. Professor of Finance, School of Business, State University of New York at Albany, since 1989.

     CYNTHIA A. MONTGOMERY (45) -- Director (2) -- Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UNUM Corporation since 1990 and Director of Newell Co. since 1995.

     CHARLES C. REILLY (66) -- Director (2) -- 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct

Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, The University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television since 1986.

     KEVIN A. RYAN (65) -- Director (2) -- 127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02167. Founder and current Director of The Boston University Center for the Advancement of Ethics and Character; Professor of Education at Boston University since 1982; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.

     RICHARD R. WEST (59) -- Director (2) -- Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, and Dean from 1984 to 1993, and currently Dean Emeritus of New York University, Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado, Inc. (real estate holding company) and Alexander's Inc. (real estate company).

     TERRY K. GLENN (57) -- Executive Vice President (1) (2) -- Executive Vice President of the Investment Adviser and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

     VINCENT R. GIORDANO (53) -- Senior Vice President (1) (2) -- Senior Vice President of the Investment Adviser and FAM since 1984; Senior Vice President of Princeton Services since 1993; Vice President of the Investment Adviser from 1980 to 1984.

     DONALD C. BURKE (37) -- Vice President (1) (2) -- First Vice President of the Investment Adviser since 1997; Vice President and Director of Taxation of the Investment Adviser since 1990.

     KENNETH A. JACOB (46) -- Vice President (1) (2) -- First Vice President of the Investment Adviser since 1997; Vice President of the Investment Adviser since 1984.

     THEODORE R. JAECKEL, JR. (38) -- Vice President and Portfolio Manager (1)
(2) -- Director (Municipal Tax-Exempt Fund Management) of the Investment Adviser since 1997; Vice President of the Investment Adviser since 1991; prior thereto, Vice President of Chemical Bank.

     JOHN LOFFREDO, CFA (33) -- Vice President and Portfolio Manager (1) (2) -- First Vice President of the Investment Adviser since 1997; Vice President of the Investment Adviser since 1991.

     GERALD M. RICHARD (48) -- Treasurer (1) (2) -- Senior Vice President and Treasurer of the Investment Adviser and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer since 1984.

     PATRICK D. SWEENEY (43) -- Secretary (1) (2) -- First Vice President of the Investment Adviser since 1997; Vice President of the Investment Adviser since

1990.

     At October 31, 1997, the Directors and officers of the Fund as a group
(14 persons) owned an aggregate of less than 1% of the outstanding Common Stock of the Fund. At such date, Mr. Zeikel, an officer and Director of the Fund, and the other officers of the Fund, owned less than 1% of the outstanding shares of common stock of ML&Co.

------------------

(1) Interested person, as defined in the 1940 Act, of the Fund.

(2) Such Director or officer is a director, trustee, officer or member of the advisory board of certain other investment companies for which the Investment Adviser or FAM acts as investment adviser.

COMPENSATION OF DIRECTORS

     Pursuant to the terms of its investment advisory agreement with the Fund (the 'Investment Advisory Agreement'), the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors of the Fund who are affiliated persons of ML&Co. or its subsidiaries. The Fund pays each Director not affiliated with the Investment Adviser (each a 'non-affiliated Director') a fee of $3,000 per year plus $400 per meeting attended and pays all Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays its Audit and Nominating Committee (the 'Committee'), which consists of all of the non-affiliated Directors, an annual fee of $900. The Chairman of the Committee receives an additional annual fee of $1,000. For the fiscal year ended August 31, 1997, fees and expenses paid to the non-affiliated Directors that were allocated to the Fund aggregated $24,683.


     The following table sets forth the compensation paid by the Fund to the non-affiliated Directors for the fiscal year ended August 31, 1997 and the aggregate compensation paid by all investment companies advised by

MLAM and its affiliate, FAM ('MLAM/FAM Advised Funds') to the non-affiliated Directors for the calendar year ended December 31, 1996.

                                                                                                      AGGREGATE
                                                                                                     COMPENSATION
                                                                                                    FROM FUND AND
                                                                        PENSION OR RETIREMENT      MLAM/FAM ADVISED
                                                       COMPENSATION    BENEFITS ACCRUED AS PART     FUNDS PAID TO
                  NAME OF DIRECTOR                      FROM FUND          OF FUND EXPENSE           DIRECTORS(1)
----------------------------------------------------   ------------    ------------------------    ----------------
Ronald W. Forbes....................................      $4,600                 None                  $142,500
Cynthia A. Montgomery...............................      $4,600                 None                  $142,500
Charles C. Reilly...................................      $5,600                 None                  $293,833

Kevin A. Ryan.......................................      $4,600                 None                  $142,500
Richard R. West.....................................      $4,600                 None                  $272,833

------------------

(1) The Directors serve on the Boards of other MLAM/FAM Advised Funds as follows: Mr. Forbes (28 registered investment companies consisting of 41 portfolios); Ms. Montgomery (28 registered investment companies consisting of 41 portfolios); Mr. Reilly (46 registered investment companies consisting of 59 portfolios); Mr. Ryan (28 registered investment companies consisting of 41 portfolios); and Mr. West (47 registered investment companies consisting of 69 portfolios).

              INVESTMENT ADVISORY AND ADMINISTRATIVE ARRANGEMENTS

     Merrill Lynch Asset Management, L.P. (the 'Investment Adviser'), which is owned and controlled by ML&Co., a financial services holding company and the parent of Merrill Lynch, provides the Fund with investment advisory and administrative services. The Investment Adviser or FAM, acts as the investment adviser for more than 140 registered investment companies and also offers investment advisory services to individuals and institutions. As of September 30, 1997, the Investment Adviser and FAM had a total of approximately $272.5 billion in investment company and other assets under management (including $33.1 billion in municipal securities), including accounts of certain affiliates of the Investment Adviser. The Investment Adviser is a limited partnership the partners of which are ML&Co. and Princeton Services. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

     The investment advisory agreement with the Investment Adviser (the 'Investment Advisory Agreement') provides that, subject to the direction of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.

     The Investment Adviser provides the portfolio management for the Fund. Such portfolio management will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. The Investment Adviser also will be responsible for the performance of certain management services for the Fund. Theodore R. Jaeckel, Jr. and John Loffredo serve as the Portfolio Managers of the Fund and are primarily responsible for the Fund's day-to-day management.

     For the services provided by the Investment Adviser under the Investment Advisory Agreement, the Fund pays a monthly fee at an annual rate of 0.95 of 1% of the Fund's average daily net assets (i.e., the average daily value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund and accumulated dividends on the shares of preferred stock, if any). For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month.

     Under the terms of an administration agreement with the Fund (the 'Administration Agreement'), the Investment Adviser also performs or arranges for the performance of the administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of the Fund, including paying all compensation of and furnishing office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates.

     For the administrative services rendered to the Fund and the facilities furnished, the Fund pays the Investment Adviser a monthly fee at an annual rate of 0.25 of 1% of the Fund's average daily net assets determined in the same manner as the fee payable by the Fund under the Investment Advisory Agreement. The combined advisory and administration fees are greater than the advisory fees paid by most funds, but are similar in amount to the fees paid by other continuously offered, closed-end funds.

     For the fiscal years ended August 31, 1995, 1996 and 1997, the fee paid by the Fund to the Investment Adviser pursuant to the Investment Advisory Agreement was $1,923,921, $1,911,059 and $1,950,602, respectively, and the fee paid by the Fund pursuant to the Administration Agreement was $506,295, $502,910, and $513,316, respectively (based on average daily net assets of approximately $202.5 million, $200 million and $205.9 million, respectively).

     The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, if any, stock certificates and shareholder reports, charges of the Custodian and the Transfer Agent, Dividend Disbursing Agent and Shareholder Servicing Agent, expenses of registering the shares under Federal and state securities laws, fees and expenses with respect to the issuance of preferred shares or any borrowing, Commission fees, fees and expenses of non-interested Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services. For the fiscal years ended August 31, 1995, 1996 and 1997, the reimbursement for such services aggregated $49,486, $70,139 and $52,907, respectively.

     Unless earlier terminated as described below, the Investment Advisory and Administrative Agreements will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.


     Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliate act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Fund or other funds for which it acts as investment adviser or for advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the

Investment Adviser or its affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

CODE OF ETHICS

     The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that incorporates the Code of Ethics of the Investment Adviser (together, the 'Codes'). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

     The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a 'hot' initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading 'blackout periods' which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES

     Merrill Lynch Financial Data Services, Inc. (the 'Transfer Agent'), which is a subsidiary of ML&Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the 'Transfer Agency Agreement'). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and tender of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee of up to $14.00 per shareholder account, and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the

Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts that close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term 'account' includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co. For the year ended August 31, 1997, the Fund's payments to the Transfer Agent pursuant to the Transfer Agency Agreement, including reimbursement for out-of-pocket expenses, aggregated $119,690.

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Investment Adviser seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. For the years ended August 31, 1995, 1996 and 1997, the Fund did not pay any brokerage commissions.

     The Fund has no obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms that provide supplemental investment research to the Investment Adviser, including Merrill Lynch, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

     The securities in which the Fund will invest are traded in the over-the-counter markets, and the Fund intends to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the 1940 Act, except as permitted by exemptive order, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions except that, pursuant to an exemptive order obtained by the Investment Adviser, the Fund may engage in principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities. See 'Investment Restrictions.' For the fiscal years ended August 31, 1995, 1996 and 1997, the Fund engaged in no transactions pursuant to such order. However, affiliated persons of the Fund may serve as its brokers in over-the-counter transactions conducted on an agency basis.

PORTFOLIO TURNOVER

     Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to its Investment Adviser. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund's annual portfolio turnover rate, under normal circumstances after the Fund's portfolio is invested in accordance with its investment objective, will be less than 100%. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. For the fiscal years ended August 31, 1996 and 1997, the Fund's portfolio turnover rate was 28.54% and 43.07%, respectively.

                          DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to continue to distribute all its net investment income. Dividends from such net investment income are paid monthly. All net realized capital gains, if any, will be distributed to the Fund's shareholders at least annually. See 'Automatic Dividend Reinvestment Plan' for information concerning the manner in which dividends and distributions may be automatically reinvested in shares of the Fund. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash.

                                     TAXES

GENERAL

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ('RICs') under the Code. As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of such income.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.

     The Fund intends to qualify to pay 'exempt-interest' dividends as defined in Section 852(b)(5) of the Code. Under such section, if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax ('tax-exempt obligations') under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by the Fund which are attributable to interest on tax-exempt obligations and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to the Fund's shareholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for Federal income tax purposes, to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if such shareholder would be treated as a 'substantial user' or 'related person' under Code Section 147(a) with respect to property financed with the proceeds of an issue of 'industrial development bonds' or 'private activity bonds,' if any, held by the Fund.

     To the extent that the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ('ordinary income dividends'), such distributions are considered ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ('capital gain dividends') are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. Recent legislation creates additional categories of capital gains taxable at different rates. Although the legislation does not explain how gain in these categories will be taxed to shareholders of RICs, it authorizes the issuance of regulations applying the new categories of gain and the new rates to sales of securities by RICs. In the absence of guidance, there is some uncertainty as to the manner in which the categories of gain and related rates will be passed through to shareholders in capital gain dividends. It is anticipated that guidance from the Internal Revenue Service permitting categories of gain and related rates to be passed through to shareholders would also require the Fund to designate the amounts of various categories of capital gain income included in capital gain dividends in a written notice sent to shareholders. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.

     All or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the RIC and received by its shareholders on December 31 of the year in which such dividend was declared.

     The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. This alternative minimum tax applies to interest received on certain 'private activity bonds' issued after August 7, 1986. Private activity bonds are bonds that, although tax-exempt, are used for purposes other than those generally performed by governmental units and that benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of 'tax preference,' which could subject certain investors in such bonds, including shareholders of the Fund, to an alternative minimum tax. The Fund intends to purchase such 'private activity bonds' and will report to shareholders within 60 days after its taxable year end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's 'adjusted current earnings,' which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

     The Fund may invest in high yield securities, as described herein. Furthermore, the Fund may also invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments ('nontraditional instruments'). These instruments may be subject to special tax rules under which the Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such high yield securities and/or nontraditional instruments could be recharacterized as taxable ordinary income.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


     The value of shares acquired pursuant to the Fund's dividend reinvestment plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the dividend reinvestment plan which have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the dividend reinvestment plan. Thus, shareholders who do not participate in the dividend reinvestment plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Under certain Code provisions, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ('backup withholding'). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

OFFERS TO PURCHASE SHARES

     Under current law, a holder of Common Stock who, pursuant to any Tender Offer, tenders all shares of Common Stock owned by such shareholder and who, after such Tender Offer, is not considered to own any shares under attribution rules contained in the Code will realize a taxable gain or loss depending upon such shareholder's basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are held as capital assets, and the applicable category of capital gain and related tax rate will depend on the shareholder's holding period for the shares. Different tax consequences may apply to tendering and nontendering holders of Common Stock in connection with a Tender Offer, and these consequences will be disclosed in the related offering documents. For example, if a tendering holder of Common Stock tenders less than all shares owned by or attributed to such shareholder, and if the distribution to such shareholder does not otherwise qualify as a sale or exchange, the proceeds received will be treated as a taxable dividend or, if the Fund has insufficient earnings and profits, a return of capital or capital gain, depending on the shareholder's basis in the tendered shares. Also, there is a remote risk that non-tendering holders of Common Stock may be considered to have received a deemed distribution that may be a taxable dividend in whole or in part. Holders of Common Stock may wish to consult their tax advisers prior to tendering. Likewise, if holders of Common Stock whose shares are acquired by the Fund in the open market sell less than all shares owned by or attributed to them, a risk exists that these shareholders will be subject to taxable dividend treatment and a remote risk exists that the remaining shareholders may be considered to have received a deemed distribution.

TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS

     The Fund may purchase or sell municipal bond index futures contracts and interest rate futures contracts on U.S. Government securities ('financial futures contracts'). The Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to the Fund or an exception applies, such options and financial futures contracts that are 'Section 1256 contracts' will be 'marked to market' for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to such Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of the mark-to-market rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

     Code Section 1092, which applies to certain 'straddles,' may affect the taxation of the Fund's sales of securities and transactions in financial futures contracts and related options. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

STATE AND LOCAL TAXES

     The exemption from Federal income tax for exempt-interest dividends does not necessarily result in an exemption for such dividends under the income or other tax laws of any state or local taxing authority. Shareholders are advised to consult their own tax advisers concerning state and local tax matters.

                            ------------------------

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Shareholders are urged to consult their tax advisers regarding the availability of any exemptions from state or local taxes and with specific questions as to Federal, foreign, state or local taxes.

                      AUTOMATIC DIVIDEND REINVESTMENT PLAN

     All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund at the net asset value per share next determined on the payable date of such dividend or distribution. A shareholder may at any time, by request to his Merrill Lynch Financial Consultant or by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends or capital gains distributions, or both, paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks. Cash payments can also be directly deposited to the shareholder's bank account. No Early Withdrawal Charge will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

     The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable (or required to be withheld) on such dividends or distributions. See 'Taxes.'

                                NET ASSET VALUE

     The net asset value per share of Common Stock is determined once daily as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each business day during which the NYSE is open for trading. The NYSE is not open on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. For purposes of determining the net asset value of a share of Common Stock, the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of shares of Common Stock outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

     The Municipal Bonds in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund utilizes the valuations of portfolio securities furnished by a pricing service approved by the Board of Directors. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors. The Board of Directors has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Obligations with remaining maturities of 60 days or less are valued at amortized cost, unless this method no longer produces fair valuations. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors.

                          DESCRIPTION OF CAPITAL STOCK

     The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which shares are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of each class or series of capital stock by setting or changing in any one or more respects the designation and number of shares of any such class or series, and the nature, rates, amounts and times at which and the conditions under which dividends shall be payable on, and the voting, conversion, redemption and liquidation rights of, such class or series and any other preferences, rights, restrictions and qualifications applicable thereto.

     Shares of Common Stock when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shareholders are entitled to one vote for each share held.

     The Fund will send unaudited reports at least semi-annually and audited financial statements to all of its shareholders of record. The following table sets forth the authorized shares of the Fund, the number of shares held by the Fund for its own account and the total number of shares outstanding as of September 30, 1997, exclusive of that held by the Fund.

                                                                                     AMOUNT OUTSTANDING
                                                                                      AS OF SEPTEMBER 30,
                                                                                     1997 (EXCLUSIVE OF
                                                                      AMOUNT HELD      AMOUNT HELD BY
                                                         AMOUNT       BY FUND ON        FUND FOR OWN
CLASS OF SHARES                                        AUTHORIZED     OWN ACCOUNT         ACCOUNT)
----------------------------------------------------   -----------    -----------    ------------------
Common Stock........................................   200,000,000         0             18,654,978

CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION

     The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director elected by holders of capital stock may be removed from office only for cause by vote of the holders of at least 66 2/3% of the shares of capital stock of the Fund entitled to be voted on the matter.

     In addition, the Articles of Incorporation require the favorable vote of the holders of at least 66 2/3% of the Fund's shares of capital stock, then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:

          (i) a merger or consolidation or statutory share exchange of the Fund with other corporations;

          (ii) a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

          (iii) a liquidation or dissolution of the Fund, unless such action has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of the Fund's shares of capital stock is required.

     The Board of Directors has determined that the 66 2/3% voting requirements described in the foregoing paragraph and under 'Certain Provisions of the Articles of Incorporation,' which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Articles of Incorporation on file with the Commission for the full text of these provisions.

                                PERFORMANCE DATA

     From time to time the Fund may include its yield, tax equivalent yield, and/or total return for various specified time periods in advertisements or information furnished to present or prospective shareholders.

     The yield of the Fund refers to the income generated by an investment in the Fund over a stated period. Yield is calculated by annualizing the distribution over a stated period and dividing the product by the average per share net asset value. For the fiscal year ended August 31, 1997, the Fund earned $0.648 per share income dividends, representing a net annualized yield of 5.73%, based on a month-end per share net asset value of $11.34. Tax-equivalent yield quotations will be computed by dividing (a) the part of the Fund's yield that is tax-exempt by (b) one minus a stated tax rate and (c) adding the result to that part, if any, of the Fund's yield that is not tax-exempt. The tax-equivalent yield for the fiscal year ended August 31, 1997 (based on a Federal income tax rate of 28%) was 7.96%.


     The Fund also may quote annual total return and aggregate total return performance data. Total return quotations for the specified periods will be computed by finding the rate of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the value of such investment at the end of the period. For the fiscal year ended August 31, 1997, the annual total return of the Fund was 5.91%, based on the change in per share net asset value from $10.94 to $11.34, and assuming reinvestment of $0.654 per share income dividends.

     The calculation of yield, tax-equivalent yield, and total return does not reflect the imposition of any Early Withdrawal Charges or the amount of any shareholder's tax liability.

     Yield, tax-equivalent yield, and total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's yield is expected to fluctuate, and its total return will vary depending on market conditions, the Municipal Bonds and other securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of net realized and unrealized capital gains or losses during the period.

     On occasion, the Fund may compare its yield and tax-equivalent yield to yield data published by Lipper Analytical Services, Inc. or performance data published by Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine. Yield comparisons should not be considered indicative of the Fund's yield and tax-equivalent yield or relative performance for any future period.

                                   CUSTODIAN

     The Fund's securities and cash are held under a Custody Agreement with The Bank of New York, 90 Washington Street, New York, New York 10286.

                   TRANSFER AGENT, DIVIDEND DISBURSING AGENT
                        AND SHAREHOLDER SERVICING AGENT

     The Transfer Agent for the shares of the Fund is Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289, a subsidiary of ML&Co.

     Shareholder Reports. Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

                  Merrill Lynch Financial Data Services, Inc.
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289


     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the Common Stock offered hereby will be passed on for the Fund by Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557.

                              INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540-6400, have been selected as the independent auditors of the Fund. The selection of independent auditors is subject to ratification by the shareholders of the Fund. The independent auditors are responsible for auditing the financial statements of the Fund.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch High Income Municipal Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch High Income Municipal Bond Fund, Inc. as of August 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch High Income Municipal Bond Fund, Inc. as of August 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
September 30, 1997


Merrill Lynch High Income Municipal Bond Fund, Inc.                                                          August 31, 1997

SCHEDULE OF INVESTMENTS                                                                                       (in Thousands)


                      S&P           Moody's       Face                                                              Value
State                Ratings        Ratings      Amount                          Issue                            (Note 1a)

Alabama -- 1.3%         B+            NR*         $1,000     Brewton, Alabama, IDB, PCR, Refunding (Container
                                                             Corporation American Project), 8% due 4/01/2009        $1,083
                        BBB-          Baa3         1,500     Mobile, Alabama, IDB, Solid Waste Disposal Revenue
                                                             Refunding Bonds (Mobile Energy Services Company
                                                             Project), 6.95% due 1/01/2020                           1,631

Arizona -- 2.8%         B             B2           3,000     Coconino County, Arizona, Pollution Control
                                                             Corporation, Revenue Refunding Bonds (Tuscon
                                                             Electric Power - Navajo), AMT, Series A, 7.125%
                                                             due 10/01/2032                                          3,123
                        NR*           NR*          1,500     Navajo County, Arizona, IDA, IDR (Stone Container
                                                             Corporation Project), AMT, 7.20% due 6/01/2027          1,598
                        NR*           NR*          1,235     Pima County, Arizona, IDA, Revenue Bonds (La
                                                             Hacienda Project), 9.50% due 12/01/2016                 1,272

California -- 1.3%      AAA           Aaa         10,000     Foothill/Eastern Transportation Corridor Agency,
                                                             California, Toll Road Revenue Bonds (Senior Lien),
                                                             Series A, 6.50%** due 1/01/2028 (h)                     1,786
                        NR*           NR*          1,500     Long Beach, California, Redevelopment Agency, M/F
                                                             Housing Revenue Bonds (Pacific Court Apartments),
                                                             AMT, Issue B, 6.80% due 9/01/2013 (f)                     975

Colorado -- 7.4%        NR*           NR*          1,700     Colorado Postsecondary Educational Facilities
                                                             Authority Revenue Bonds (Colorado Ocean Journey
                                                             Incorporated Project), 8.30% due 12/01/2017             1,769
                                                             Denver, Colorado, City and County Airport Revenue
                                                             Bonds:
                        BBB           Baa1           900     AMT, Series A, 8% due 11/15/2025                        1,005
                        BBB           Baa1         2,000     AMT, Series D, 7.75% due 11/15/2013                     2,471
                        AAA           Baa1         1,500     Series A, 7.25% due 11/15/2002 (d)                      1,718
                        AAA           NR*            500     Series A, 7.25% due 11/15/2002 (d)                        573
                        NR*           NR*          3,000     Denver, Colorado, Urban Renewal Authority, Tax
                                                             Increment Revenue Bonds (Downtown Denver), AMT,
                                                             Series A, 7.75% due 9/01/2017                           3,080
                        NR*           NR*          2,000     Mountain Village Metropolitan District, Colorado,
                                                             Refunding Bonds (San Miguel County), UT, 8.10% due
                                                             12/01/2011                                              2,254
                                                             Public Highway Authority, Colorado, Revenue
                                                             Refunding Bonds (E-470), Senior Series B (b):
                        AAA           Aaa          5,000     5.47%** due 9/01/2019                                   1,474
                        AAA           Aaa          5,000     5.50%** due 9/01/2020                                   1,378


PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch High Income Municipal Bond Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
EDA     Economic Development Authority
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDA     Industrial Development Authority
IDB     Industrial Development Board
IDR     Industrial Development Revenue Bonds
INFLOS  Inverse Floating Rate Municipal Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
S/F     Single-Family
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes


Merrill Lynch High Income Municipal Bond Fund, Inc.                                                          August 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                           (in Thousands)


                      S&P           Moody's       Face                                                              Value
State                Ratings        Ratings      Amount                          Issue                            (Note 1a)

Connecticut -- 1.7%     NR*           NR*          1,500     Connecticut State Health and Educational Facilities
                                                             Authority Revenue Bonds (Edgehill Issue), Series A,
                                                             6.875% due 7/01/2027                                    1,525
                        NR*           B1           1,875     New Haven, Connecticut, Facilities Revenue Bonds
                                                             (Hill Health Corporation Project), 9.25% due
                                                             5/01/2017                                               2,083

Florida -- 1.8%         NR*           NR*          1,000     Arbor Greene, Florida, Community Development
                                                             District, Special Assessment Revenue Bonds, 7.60%
                                                             due 5/01/2018                                           1,032
                        AA-           VMIG1+         800     Dade County, Florida, IDA, Exempt Facilities Revenue
                                                             Refunding Bonds (Florida Power and Light Company),
                                                             VRDN, 3.75% due 6/01/2021 (a)                             800

                        NR*           NR*          1,000     Grand Haven Community Development District, Florida,
                                                             Special Assessment, Series B, 6.90% due 5/01/2019         988
                        BB+           NR*            960     Jacksonville, Florida, Port Authority, IDR, Refunding
                                                             (United States Gypsum Company Project), 7.25% due
                                                             10/01/2014                                              1,040

Georgia -- 5.2%         NR*           Aaa          2,465     Atlanta, Georgia, Urban Residential Finance
                                                             Authority, College Facilities Revenue Bonds (Morris
                                                             Brown College Project), 9.50% due 12/01/2001 (d)        3,000
                        NR*           NR*          1,975     Atlanta, Georgia, Urban Residential Finance
                                                             Authority, M/F Housing Mortgage Revenue Bonds
                                                             (Northside Plaza Apartments Project), 9.75% due
                                                             11/01/2020                                              2,143
                        NR*           NR*          2,000     Hancock County, Georgia, COP, 8.50% due 4/01/2015       2,207
                        NR*           NR*          1,485     Rockdale County, Georgia, Development Authority,
                                                             Solid Waste Disposal Revenue Bonds (Visy Paper Inc.
                                                             Project), AMT, 7.40% due 1/01/2016                      1,587
                        NR*           NR*          2,000     Savannah, Georgia, EDA, IDR (Stone Container
                                                             Corporation Project), AMT, 7.40% due 4/01/2026          2,152

Hawaii -- 0.9%          AA+           NR*          1,750     Hawaii State Department of Budget and Finance,
                                                             Special Purpose Mortgage Revenue Bonds (Citizens
                                                             Utility Company), RIB, AMT, Series 91-B, 9.132% due
                                                             11/01/2021 (g)                                          1,984

Illinois -- 6.2%        BBB -         Baa2         4,000     Chicago, Illinois, O'Hare International Airport,
                                                             Special Facilities Revenue Refunding Bonds (American
                                                             Airlines Inc. Project), 8.20% due 12/01/2024            4,784
                        NR*           NR*          3,195     Illinois Development Finance Authority, Acquisition
                                                             Program Revenue Bonds (Prime Health Care Centers
                                                             Facilities), 7.75% due 12/01/2016                       3,406
                        NR*           NR*          2,000     Illinois Educational Facilities Authority Revenue
                                                             Bonds (Chicago Osteopathic Health System), 7.25% due
                                                             11/15/2019 (d)                                          2,419
                        NR*           Baa1         1,250     Illinois Health Facilities Authority Revenue Bonds
                                                             (Holy Cross Hospital Project), 6.75% due 3/01/2024      1,319
                        BBB           NR*          1,000     Lansing, Illinois, Tax Increment Revenue Refunding
                                                             Bonds (Sales Tax - Landings Redevelopment), 7% due
                                                             12/01/2008                                              1,108

Indiana -- 1.8%         A             NR*          1,500     Indiana Bond Bank, Special Hospital Program
                                                             (Hendricks Community Hospital), Series A, 7.125%
                                                             due 4/01/2013                                           1,647
                        NR*           NR*          2,000     Wabash, Indiana, Solid Waste Disposal Revenue Bonds
                                                             (Jefferson Smurfit Corporation Project), AMT, 7.50%
                                                             due 6/01/2026                                           2,145

Iowa -- 0.9%            NR*           NR*          1,500     Iowa Finance Authority, Health Care Facilities
                                                             Revenue Refunding Bonds (Care Initiatives Project),
                                                             9.25% due 7/01/2025                                     1,959

Kentucky -- 2.2%        AAA           Aaa          4,000     Louisville, Kentucky, Hospital Revenue Bonds,
                                                             INFLOS, 9.288% due 10/01/2014 (b)(g)                    4,605


Merrill Lynch High Income Municipal Bond Fund, Inc.                                                          August 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                           (in Thousands)


                      S&P           Moody's       Face                                                              Value
State                Ratings        Ratings      Amount                          Issue                            (Note 1a)

Louisiana -- 4.0%       NR*           A3           3,500     Lake Charles, Louisiana, Harbor and Terminal
                                                             District, Port Facilities Revenue Refunding Bonds
                                                             (Trunkline LNG Company Project), 7.75% due 8/15/2022    3,998
                        NR*           A3           1,000     Louisiana Public Facilities Authority, Hospital
                                                             Revenue Bonds (Woman's Hospital Foundation Project),
                                                             7.25% due 10/01/2002 (d)                                1,138
                        BB            NR*          3,000     Port New Orleans, Louisiana, IDR, Refunding
                                                             (Continental Grain Company Project), 7.50% due
                                                             7/01/2013                                               3,277

Maryland -- 1.0%        NR*           NR*          2,000     Maryland State Energy Financing Administration,
                                                             Limited Obligation Revenue Bonds (Cogeneration -
                                                             AES Warrior Run), AMT, 7.40% due 9/01/2019              2,151

Massachusetts -- 7.4%   NR*           NR*          1,145     Boston, Massachusetts, Industrial Development
                                                             Financing Authority, Solid Waste Disposal Facility
                                                             Revenue Bonds (Jet-A-Way Project), AMT, 10.50% due
                                                             1/01/2011                                               1,293
                        NR*           Ba2            530     Lawrence, Massachusetts, GO, 9.875% due 12/15/1998        562
                                                             Massachusetts State Health and Educational Facilities
                                                             Authority Revenue Bonds:
                        NR*           B            1,810     (New England Memorial Hospital Project), Series C,
                                                             7% due 4/01/2014                                        1,700
                        NR*           NR*            305     (North Adams Regional Hospital), Issue B, 8% due
                                                             7/01/1998                                                 312
                        NR*           B2           3,000     Refunding (New England Memorial Hospital), Series B,
                                                             6.125% due 7/01/2013                                    2,590
                                                             Massachusetts State Industrial Finance Agency Revenue
                                                             Bonds:
                        NR*           B1           1,675     (Bay Cove Human Services Incorporated), 8.375% due
                                                             4/01/2019                                               1,861
                        BBB           Ba1          1,600     (Vinfen Corporation), 7.10% due 11/15/2018              1,734
                        NR*           NR*          5,000     Massachusetts State Port Authority, Special Project
                                                             Revenue Bonds (Harborside Hyatt), AMT, 10% due
                                                             3/01/2026                                               5,582


Missouri -- 4.6%        BBB-          NR*          2,830     Joplin, Missouri, IDA, Hospital Facilities Revenue
                                                             Refunding and Improvement Bonds (Tri-State
                                                             Osteopathic), 8.25% due 12/15/2014                      3,122
                        BB            NR*          3,690     Missouri State Health and Educational Facilities
                                                             Authority Revenue Bonds (Southwest Baptist University
                                                             Project), 9.50% due 10/01/2011                          4,347
                        AAA           Aaa          2,000     Phelps County, Missouri, Hospital Revenue Bonds
                                                             (Phelps County Regional Medical Center), 8.30% due
                                                             3/01/2000 (d)                                           2,227

New Jersey -- 12.3%                                          Camden County, New Jersey, Improvement Authority,
                                                             Lease Revenue Bonds (Holt Hauling & Warehousing),
                                                             Series A:
                        NR*           NR*          4,600     9.625% due 1/01/2011                                    5,298
                        NR*           NR*          2,000     9.875% due 1/01/2021                                    2,334
                        BB            B2           4,000     Camden County, New Jersey, Pollution Control
                                                             Financing Authority, Solid Waste Resource Recovery
                                                             Revenue Bonds, Series D, 7.25% due 12/01/2010           4,093
                        NR*           NR*          1,500     New Jersey, EDA, IDR, Refunding (Newark Airport
                                                             Marriott Hotel), 7% due 10/01/2014                      1,596
                        NR*           Aaa          8,070     New Jersey, EDA, Revenue Bonds (Saint Barnabas
                                                             Project), 5.625%** due 7/01/2024 (b)                    1,839
                                                             New Jersey Health Care Facilities Financing Authority
                                                             Revenue Bonds (d):
                        NR*           NR*          4,725     (Riverwood Center Issue), Series A, 9.90% due
                                                             7/01/2001                                               5,686
                        AAA           Aaa          4,700     (Saint Elizabeth Hospital), Series B, 8.25% due
                                                             7/01/2000                                               5,236


Merrill Lynch High Income Municipal Bond Fund, Inc.                                                          August 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                           (in Thousands)


                      S&P           Moody's       Face                                                              Value
State                Ratings        Ratings      Amount                          Issue                            (Note 1a)

New Mexico -- 0.5%      B             B2           1,000     Farmington, New Mexico, PCR (Tucson Electric Power
                                                             Company - San Juan), Series A, 6.95% due 10/01/2020     1,046

New York -- 5.1%        BBB+          Baa1           310     New York City, New York, GO, UT, Series C, Sub-Series
                                                             C-1, 7.50% due 8/01/2021                                  348
                        BB+           Baa3         2,750     New York City, New York, IDA, Special Facilities
                                                             Revenue Bonds (United Airlines Inc. Project), AMT,
                                                             5.65% due 10/01/2032                                    2,686

                                                             Port Authority of New York and New Jersey, Special
                                                             Obligation Revenue Bonds (Special Project - KIAC),
                                                             AMT, Series 4:
                        NR*           NR*          1,000     3rd Installment, 7% due 10/01/2007                      1,114
                        NR*           NR*          2,750     5th Installment, 6.75% due 10/01/2019                   2,961
                                                             Utica, New York, Public Improvement, UT:
                        CCC           B              635     8.50% due 8/15/2007                                       706
                        CCC           B              635     8.50% due 8/15/2008                                       708
                        CCC           B              500     8.50% due 8/15/2009                                       557
                        CCC           B              500     8.50% due 8/15/2010                                       557
                        CCC           B              500     8.50% due 8/15/2011                                       557
                        CCC           B              500     8.50% due 8/15/2012                                       557

Ohio -- 0.9%            AAA           Aaa          1,700     Ohio, HFA, S/F Mortgage Revenue Bonds, RIB, AMT,
                                                             Series A-2, 9.72% due 3/24/2031 (c)(g)                  1,895

Oregon -- 1.5%          NR*           NR*          1,000     Western Generation Agency, Oregon, Cogeneration
                                                             Project Revenue Bonds (Wauna Cogeneration Project),
                                                             AMT, Series B, 7.40% due 1/01/2016                      1,069
                        B+            NR*          1,955     Yamhill County, Oregon, PCR, Refunding (Smurfit
                                                             Newsprint Corporation Project), 8% due 12/01/2003       2,126

Pennsylvania -- 10.4%   NR*           NR*          2,000     Lehigh County, Pennsylvania, General Purpose
                                                             Authority Revenue Bonds (Wiley House Kids Peace),
                                                             8.75% due 11/01/2014                                    2,092
                        BBB-          NR*          5,000     McKean County, Pennsylvania, Hospital Authority
                                                             Revenue Bonds (Bradford Hospital Project), 8.875%
                                                             due 10/01/2020                                          5,685
                                                             Montgomery County, Pennsylvania, IDA, Revenue Bonds:
                        NR*           Ba3          3,400     (Pennsburg Nursing and Rehabilitation Center),
                                                             7.625% due 7/01/2018                                    3,832
                        NR*           NR*          1,500     Refunding (1st Mortgage - Meadowood Corporation
                                                             Project), Series A, 10.25% due 12/01/2020               1,663
                        NR*           NR*          5,000     Pennsylvania Economic Development Financing
                                                             Authority, Recycling Revenue Bonds (Ponderosa Fibres
                                                             Project), AMT, Series A, 9.25% due 1/01/2022            3,262
                        NR*           NR*          5,000     Philadelphia, Pennsylvania, Authority for IDR,
                                                             Refunding (Commercial Development - Philadelphia
                                                             Airport), AMT, 7.75% due 12/01/2017                     5,511

Rhode Island -- 0.8%    AAA           NR*          1,500     Rhode Island State Health and Educational Building
                                                             Corporation, Hospital Financing Revenue Bonds (South
                                                             County Hospital), 7.25% due 11/01/2001 (d)              1,671

Tennessee -- 1.2%       BBB           Baa2         2,500     Memphis - Shelby County, Tennessee, Airport
                                                             Authority, Special Facilities and Projects Revenue
                                                             Refunding Bonds (Federal Express Corporation), 5.35%
                                                             due 9/01/2012                                           2,528


Merrill Lynch High Income Municipal Bond Fund, Inc.                                                          August 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                           (in Thousands)


                      S&P           Moody's       Face                                                              Value
State                Ratings        Ratings      Amount                          Issue                            (Note 1a)

Texas -- 8.6%           BBB-          Baa2         3,000     Dallas - Fort Worth, Texas, International Airport
                                                             Facilities Improvement Corporation Revenue Bonds
                                                             (American Airlines, Inc.), AMT, 7.25% due 11/01/2030    3,297
                        BB            Ba2          3,000     Houston, Texas, Airport System Revenue Bonds,
                                                             Special Facilities (Continental Airline Airport
                                                             Improvement), AMT, Series C, 6.125% due 7/15/2027       3,043
                        BB            Ba1          4,650     Jefferson County, Texas, Health Facilities
                                                             Development Corporation, Hospital Revenue Bonds
                                                             (Baptist Healthcare System Project), 8.875% due
                                                             6/01/2021                                               4,897
                        BB            Ba           3,270     Odessa, Texas, Junior College District, Revenue
                                                             Refunding Bonds, Series A, 8.125% due 12/01/2018        3,624
                        NR*           VMIG1+       2,200     Port Arthur, Texas, Navigational District, PCR,
                                                             Refunding (Texaco Incorporated Project), VRDN,
                                                             3.80% due 10/01/2024 (a)                                2,200
                        NR*           NR*          1,845     Swisher County, Texas, Jail Facilities Financing
                                                             Corporation Revenue Bonds (Criminal Detention
                                                             Center), 9.75% due 8/01/2009 (f)                           --
                        BBB           Baa2         1,000     West Side Calhoun County, Texas, Navigation
                                                             District, Solid Waste Disposal Revenue Bonds (Union
                                                             Carbide Chemicals and Plastics), AMT, 8.20% due
                                                             3/15/2021                                               1,114

Utah -- 2.9%            AAA           Aaa          3,000     Salt Lake City, Utah, Hospital Revenue Refunding
                                                             Bonds (IHC Hospitals, Incorporated), INFLOS, 9.616%
                                                             due 5/15/2020 (e)(g)                                    3,514
                        NR*           NR*          2,600     Tooele County, Utah, PCR, Refunding (Laidlaw
                                                             Environmental), AMT, Series A, 7.55% due 7/01/2027      2,675

Vermont -- 0.8%         NR*           NR*          1,500     Vermont Educational and Health Buildings Financing
                                                             Agency Revenue Bonds (College of Saint Joseph's
                                                             Project), 8.50% due 11/01/2024                          1,692

Virginia -- 1.8%        A+            A2           1,500     Henry County, Virginia, IDA, Hospital Revenue
                                                             Refunding Bonds (Martinsville and Henry Memorial
                                                             Hospital), 6% due 1/01/2027                             1,539
                        NR*           NR*          2,000     Pittsylvania County, Virginia, IDA, Multi-Trade
                                                             Revenue Bonds, AMT, Series A, 7.50% due 1/01/2014       2,176

Total Investments (Cost -- $189,991) -- 97.3%                                                                      206,001

Other Assets Less Liabilities -- 2.7%                                                                                5,619

                                                                                                                  --------
Net Assets -- 100.0%                                                                                              $211,620
                                                                                                                  ========

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1997.
(b) MBIA Insured.
(c) GNMA Collateralized.
(d) Prerefunded.
(e) AMBAC Insured.
(f) Non-income producing security.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1997.
(h) FSA Insured.
 *  Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 +  Highest short-term rating by Moody's Investors Service, Inc.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.


Merrill Lynch High Income Municipal Bond Fund, Inc.                                                            August 31, 1997

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1997

Assets:               Investments, at value (identified cost -- $189,990,692) (Note 1a)                           $206,000,786
                      Cash                                                                                              51,512
                      Receivables:
                      Interest                                                                   $3,832,233
                      Securities sold                                                             1,876,749
                      Capital shares sold                                                           544,416          6,253,398
                                                                                                -----------
                      Prepaid registration fees and other assets (Note 1e)                                              43,400
                                                                                                                 -------------
                      Total assets                                                                                 212,349,096
                                                                                                                 -------------
Liabilities:          Payables:
                      Dividends to shareholders (Note 1f)                                           360,144
                      Investment adviser (Note 2)                                                   178,298

                      Administrator (Note 2)                                                         46,920            585,362
                                                                                                -----------
                      Accrued expenses and other liabilities                                                           143,599
                                                                                                                 -------------
                      Total liabilities                                                                                728,961
                                                                                                                 -------------

Net Assets:           Net assets                                                                                  $211,620,135
                                                                                                                 =============

Net Assets            Common stock, $.10 par value, 200,000,000 shares authorized                                   $1,865,498
Consist of:           Paid-in capital in excess of par                                                             191,672,043
                      Undistributed realized capital gains on investments -- net                                     2,072,500
                      Unrealized appreciation on investments -- net                                                 16,010,094
                                                                                                                 -------------
                      Net assets -- Equivalent to $11.34 per share based on 18,654,978 shares of
                      capital outstanding                                                                         $211,620,135
                                                                                                                 =============

                      See Notes to Financial Statements.


Merrill Lynch High Income Municipal Bond Fund, Inc.                                             August 31, 1997

FINANCIAL INFORMATION (Continued)

Statement of Operations

Investment Income      Interest and amortization of premium and discount earned                     $14,933,718
(Note 1d):

Expenses:              Investment advisory fees (Note 2)                                              1,950,602
                       Administrative fees (Note 2)                                                     513,316
                       Transfer agent fees (Note 2)                                                     119,690
                       Advertising                                                                       66,715
                       Printing and shareholder reports                                                  60,505
                       Accounting services (Note 2)                                                      52,907
                       Professional fees                                                                 51,421
                       Registration fees (Note 1e)                                                       48,359
                       Listing fees                                                                      35,882
                       Directors' fees and expenses                                                      24,683
                       Custodian fees                                                                    18,746
                       Pricing services                                                                  14,215
                       Other                                                                              6,476
                                                                                                   ------------
                       Total expenses                                                                 2,963,517

                                                                                                   ------------
                       Investment income -- net                                                      11,970,201
                                                                                                   ------------

Realized &             Realized gain on investments -- net                                            4,093,259
Unrealized             Change in unrealized appreciation on investments -- net                        4,045,233
Gain on                                                                                            ------------
Investments -- Net     Net Increase in Net Assets Resulting from Operations                         $20,108,693
(Notes 1b, 1d & 3):                                                                                ============

                       See Notes to Financial Statements.


Merrill Lynch High Income Municipal Bond Fund, Inc.                                                             August 31, 1997

FINANCIAL INFORMATION (Continued)

Statement of Changes in Net Assets

                                                                                                      For the Year Ended
                                                                                                        August 31, 1997
Increase (Decrease) in Net Assets                                                                  1997                 1996
Operations:            Investment income -- net                                                $11,970,201          $11,898,053
                       Realized gain on investments -- net                                       4,093,259            1,967,290
                       Change in unrealized appreciation on investments -- net                   4,045,233           (2,408,692)
                                                                                             -------------        -------------
                       Net increase in net assets resulting from operations                     20,108,693           11,456,651
                                                                                             -------------        -------------

Dividends &            Investment income -- net                                                (11,970,201)         (11,898,053)
Distributions to       Realized gain on investments -- net                                        (680,014)                  --
Shareholders                                                                                 -------------        -------------
(Note 1f):             Net decrease in net assets resulting from dividends and distributions
                       to shareholders                                                         (12,650,215)         (11,898,053)
                                                                                             -------------        -------------
Capital Share          Net increase in net assets derived from capital share transactions        4,609,228            1,418,958
Transactions                                                                                 -------------        -------------
(Note 4):

Net Assets:            Total increase in net assets                                             12,067,706              977,556
                       Beginning of year                                                       199,552,429          198,574,873
                                                                                             -------------        -------------
                       End of year                                                            $211,620,135         $199,552,429
                                                                                             =============        =============


                       See Notes to Financial Statements.


Merrill Lynch High Income Municipal Bond Fund, Inc.                                                          August 31, 1997

FINANCIAL INFORMATION (Concluded)

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                       For the Year Ended August 31,
                                                                            1997       1996       1995       1994       1993
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of  year                  $10.94     $10.97     $10.92     $11.44     $10.74
Operating                                                              ---------  ---------  ---------  ---------  ---------
Performance:         Investment income -- net                                .65        .66        .65        .65        .68
                     Realized and unrealized gain (loss) on
                     investments -- net                                      .44       (.03)       .23       (.45)       .75
                                                                       ---------  ---------  ---------  ---------  ---------
                     Total from investment operations                       1.09        .63        .88        .20       1.43
                                                                       ---------  ---------  ---------  ---------  ---------
                     Less dividends and distributions:
                     Investment income -- net                               (.65)      (.66)      (.65)      (.65)      (.68)
                     Realized gain on investments -- net                    (.04)        --       (.15)      (.07)      (.05)
                     In excess of realized gain on investments -- net         --         --       (.03)        --         --
                                                                       ---------  ---------  ---------  ---------  ---------
                     Total dividends and distributions                      (.69)      (.66)      (.83)      (.72)      (.73)
                                                                       ---------  ---------  ---------  ---------  ---------
                     Net asset value, end of year                         $11.34     $10.94     $10.97     $10.92     $11.44
                                                                       =========  =========  =========  =========  =========

Total Investment     Based on net asset value per share                    10.20%      5.81%      8.68%      1.75%     13.83%
Return:*                                                               =========  =========  =========  =========  =========

Ratios to Average    Expenses, net of reimbursement                         1.44%      1.50%      1.52%      1.48%      1.37%
Net Assets:                                                            =========  =========  =========  =========  =========
                     Expenses                                               1.44%      1.50%      1.52%      1.48%      1.47%
                                                                       =========  =========  =========  =========  =========
                     Investment income -- net                               5.83%      5.90%      6.11%      5.81%      6.17%
                                                                       =========  =========  =========  =========  =========
Supplemental         Net assets, end of  year (in thousands)            $211,620   $199,552   $198,575   $212,958   $216,922
Data:                                                                  =========  =========  =========  =========  =========
                     Portfolio turnover                                    43.07%     28.54%     21.28%     28.51%     28.74%
                                                                       =========  =========  =========  =========  =========


* Total investment returns exclude the effects of the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists.

  See Notes to Financial Statements.

Merrill Lynch High Income Municipal Bond Fund, Inc.     August 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch High Income Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest

Merrill Lynch High Income Municipal Bond Fund, Inc.     August 31, 1997

income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.95% of the Fund's average daily net assets.

The Fund also has entered into an Administrative Services Agreement with MLAM whereby the Fund pays a monthly fee at an annual rate of 0.25% of the Fund's average daily net assets, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

For the year ended August 31, 1997, Merrill Lynch Funds Distributor, Inc. ("MLFD") earned early withdrawal charges of $44,647 relating to the tender of the Fund's shares.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1997 were $86,555,822 and $85,811,091, respectively.

Net realized and unrealized gains as of August 31, 1997 were as follows:

                                Realized         Unrealized
                                 Gains             Gains

Long-term investments          $4,093,259       $16,010,094
                              -----------       -----------
Total                          $4,093,259       $16,010,094
                              ===========       ===========

As of August 31, 1997, net unrealized appreciation for Federal income
tax purposes aggregated   $15,989,952, of which $18,452,554 related to
appreciated securities and $2,462,602 related to depreciated securities. The aggregate cost of investments at August 31, 1997 for Federal income tax purposes was $190,010,834.

4. Capital Share Transactions:


Transactions in capital shares were as follows:

For the Year Ended                                 Dollar
August 31, 1997                    Shares          Amount

Shares sold                     2,126,310       $23,757,046
Shares issued to share-
holders in reinvestment of
dividends and distributions       447,856         4,995,614
                              -----------       -----------
Total issued                    2,574,166        28,752,660
Shares tendered                (2,153,158)      (24,143,432)
                              -----------       -----------
Net increase                      421,008        $4,609,228
                              ===========       ===========

For the Year Ended                                 Dollar
August 31, 1996                    Shares          Amount

Shares sold                     1,986,078       $21,952,170
Shares issued to share-
holders in reinvestment
of dividends                      435,140         4,809,103
                              -----------       -----------
Total issued                    2,421,218        26,761,273
Shares tendered                (2,283,709)      (25,342,315)
                              -----------       -----------
Net increase                      137,509        $1,418,958
                              ===========       ===========

                      [This page intentionally left blank]

                                   APPENDIX
                           RATINGS OF MUNICIPAL BONDS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ('MOODY'S') MUNICIPAL BOND RATINGS

Aaa   Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa   Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba    Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa   Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca    Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C     Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

     Short-term Notes: The four ratings of Moody's for short-term notes are MIG 1/VMIG1, MIG 2/ VMIG2, MIG 3/VMIG3 and MIG 4/VMIG4; MIG 1/VMIG1 denotes 'best quality. . .strong protection by established cash flows'; MIG 2/VMIG2 denotes 'high quality' with ample margins of protection; MIG 3/ VMIG3 notes are of 'favorable quality. . .but. . .lacking the undeniable strength of the preceding grades'; MIG 4/VMIG4 notes are of 'adequate quality. . .[p]rotection commonly regarded as required of an investment security is present. . .there is specific risk.'

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES ('STANDARD & POOR'S') MUNICIPAL DEBT RATINGS

     A Standard & Poor's municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

     The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

          I. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

          II. Nature of and provisions of the obligations; and

          III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA   Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to meet its financial commitment on the obligation is very strong.
AA    Debt rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A     Debt rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB   Debt rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation to pay interest and repay principal for debt in this category than for debt in higher-rated categories.
BB    Debt rated 'BB,' 'B,' 'CCC,' 'CC' and 'C' are regarded as having significant speculative characteristics.
B     'BB' indicates the least degree of speculation and 'C' the highest degree of speculation. While such debt
CCC   will likely have some quality and protective characteristics, these may be outweighed by large
CC    uncertainties or major exposures to adverse conditions.
C
D     Debt rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A' for the highest quality obligations to 'D' for the lowest. These categories are as follows:


A-1   This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+)
      designation.
A-2   Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1.'
A-3   Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B     Issues rated 'B' are regarded as having only speculative capacity for timely payment.
C     This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D     Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless
      Standard & Poor's believes that such payments will be made during such grace period.

     A Commercial Paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

DESCRIPTION OF STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

     A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:

SP-1  Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2  Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3  Speculative capacity to pay principal and interest.


DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S ('FITCH') INVESTMENT GRADE BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for any other reasons.

AAA   Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA    Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA.' Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+.'
A     Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB   Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'AAA' category.

NR             Indicates that Fitch does not rate the specific issue.
Conditional    A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.
Suspended      A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.
Withdrawn      A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.
FitchAlert     Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as 'Positive,'
               indicating a potential upgrade, 'Negative,' for potential downgrade, or 'Evolving,' where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

     Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as 'Positive' or 'Negative.' The absence of a designation indicates a stable outlook.

DESCRIPTION OF FITCH SPECULATIVE GRADE BOND RATINGS

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB             Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B              Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC            Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC             Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C              Bonds are in imminent default in payment of interest or principal.

DDD            Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative
DD             and should be valued on the basis of their ultimate recovery value in liquidation or
D              reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'DDD,' 'DD,' or 'D' categories.

DESCRIPTION OF FITCH INVESTMENT GRADE SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short-term ratings are as follows:

F-1+  Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1   Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+.'

F-2   Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

F-3   Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.


F-S   Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D     Default. Issues assigned this rating are in actual or imminent payment default.

LOC   The symbol 'LOC' indicates that the rating is based on a letter of credit issued by a commercial bank.

              MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.
                               AUTHORIZATION FORM
--------------------------------------------------------------------------------


1. SHARE PURCHASE APPLICATION

    I, being of legal age, wish to purchase.........shares of Merrill
    Lynch High Income Municipal Bond Fund, Inc. and establish an Investment Account as described in the Prospectus.

    Basis for establishing an Investment Account:

    I enclose a check for $... payable to Merrill Lynch Financial Data Services, Inc., as an initial investment (minimum $1,000). (Subsequent investments $50 or more.) I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.


                                                       |   |   |   |   |   |   |   |   |   |

(PLEASE PRINT)                                                  Social Security No.
                                                          or Taxpayer Identification No.

Name  ...........................................................
            First Name        Initial                   Last Name

Name of Co-Owner (if any)  ......................................
                       First Name      Initial          Last Name

Address .........................................................

 ..................................................................  .................................................
                                                       (Zip Code)                               Date

    Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security No. or Taxpayer Identification No. and (2) that I am not subject to backup withholding (as discussed in the Prospectus under 'Taxes') either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ('IRS') has notified me that I am no longer subject thereto. INSTRUCTION: You must strike out the language in (2) above if you have been notified that you are subject to backup withholding due to underreporting, and if you have not received a notice from the IRS that backup withholding has been terminated. The undersigned authorizes the furnishing of this certification to other Merrill Lynch-sponsored investment companies.


SIGNATURE OF OWNER  ........................................  SIGNATURE OF CO-OWNER (IF ANY) .............................

  In the case of co-owners, a joint tenancy with right of survivorship will be presumed unless otherwise specified.
--------------------------------------------------------------------------------

    2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTION

    Until you are notified by me, the following options with respect to dividends and distributions are elected.

  Ordinary Income Dividends                 Long-Term Capital Gains
  SELECT    / /  Reinvest                   SELECT    / /  Reinvest
    ONE:   / /  Cash                          ONE:   / /  Cash

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.

IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU: / / Check or / / Direct Deposit to bank account

IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:

I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch High Income Municipal Bond Fund, Inc. Authorization Form.

SPECIFY TYPE OF ACCOUNT (CHECK ONE):  / /  checking  / /  savings

Name on your Account .......................................................

Bank Name ..................................................................

Bank Number .......................... Account Number ......................

Bank Address ...............................................................

I agree that this authorization will remain in effect until I provide written notification to Merrill Lynch Financial Data Services, Inc. amending or terminating this service.

Signature of Depositor .....................................................

Signature of Depositor ................................... Date ............


(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED 'VOID' OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

              MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.
                        AUTHORIZATION FORM--(CONTINUED)

--------------------------------------------------------------------------------

3. FOR DEALER ONLY

               Branch, Office Address, Stamp


This form, when completed, should be mailed to:

  Merrill Lynch High Income Municipal Bond Fund, Inc.
  c/o Merrill Lynch Financial Data Services, Inc.
  P.O. Box 45289
  Jacksonville, Florida 32232-5289

We guarantee the Shareholder's Signature.

 ........................................................

                Dealer Name and Address

By.......................................................

               Authorized Signature of Dealer

   | | |     | | | | |          .........................
Branch Code   F/C No.                 F/C Last Name

      | | |       | | | | |
Dealer's Customer   F/C No.

                               Investment Adviser

                       Merrill Lynch Asset Management, L.P.
                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey
                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  Distributors

                     Merrill Lynch Funds Distributor, Inc.
                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                   Custodian

                              The Bank of New York
                              90 Washington Street
                            New York, New York 10286

                                 Transfer Agent

                  Merrill Lynch Financial Data Services, Inc.
                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484
                                Mailing Address:
                                 P.O. Box 45290
                        Jacksonville, Florida 32232-5290

                              Independent Auditors

                             Deloitte & Touche LLP
                                117 Campus Drive
                          Princeton, New Jersey 08540

                                    Counsel

                                Brown & Wood LLP
                             One World Trade Center
                         New York, New York 10048-0557

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.

             ------------------------

                TABLE OF CONTENTS

                                                  PAGE
                                                  ----
Prospectus Summary.............................     2
Risk Factors...................................     3
Fee Table......................................     6
Financial Highlights...........................     7
The Fund.......................................     8
Investment Objective and Policies..............     8
Investment Restrictions........................    18
Purchase of Shares.............................    20
Tender Offers..................................    21
Early Withdrawal Charge........................    23
Directors and Officers.........................    24
Investment Advisory and Administrative
  Arrangements.................................    26
Portfolio Transactions.........................    28
Dividends and Distributions....................    29
Taxes..........................................    29
Automatic Dividend Reinvestment Plan...........    33
Net Asset Value................................    33
Description of Capital Stock...................    34
Performance Data...............................    35
Custodian......................................    35
Transfer Agent, Dividend Disbursing Agent and
  Shareholder Servicing Agent..................    36
Legal Opinions.................................    36
Independent Auditors...........................    36
Independent Auditors' Report...................    37
Financial Statements...........................    38
Appendix--Ratings of Municipal Obligations.....    50
Authorization Form.............................    57



                                                                Code #11263-1297


MERRILL LYNCH
HIGH INCOME MUNICIPAL
BOND FUND, INC.
                                     (ART)
PROSPECTUS

December   , 1997

Distributor:
Merrill Lynch
Funds Distributor, Inc.

This prospectus should be
retained for future reference.

                           PART C  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

     (1) FINANCIAL STATEMENTS

          PART A:

             Financial Highlights for each of the years in the six-year period ended August 31, 1997 and for the period November 2, 1990 (commencement of operations) to August 31, 1991.

          PART B:

             Schedule of Investments as of August 31, 1997.

             Statement of Assets and Liabilities as of August 31, 1997.

             Statement of Operations for the year ended August 31, 1997.

               Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 1997.

               Financial Highlights for each of the years in the five-year period ended August 31, 1997.

     (2) EXHIBITS:


   EXHIBIT
   NUMBER                                                    DESCRIPTION
-----------                                                  -----------
(a)        --  Articles of Incorporation of Registrant.(a)
(b)        --  Form of By-Laws of Registrant.(a)
(c)        --  Not applicable.
(d) (1)    --  Portions of the Articles of Incorporation and By-Laws of the Registrant defining the rights of holders of shares of the Registrant.(b)
    (2)    --  Specimen certificate for shares of Common Stock of Registrant.(a)
(e)        --  Not applicable.
(f)        --  Not applicable.
(g) (1)    --  Investment Advisory Agreement between Registrant and Merrill Lynch Asset Management, L.P.(a)
    (2)    --  Administration Agreement between Registrant and Merrill Lynch Asset Management, L.P.(a)
(h) (1)    --  Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc.(a)
    (2)    --  Form of Selected Dealer Agreement.(a)
(i)        --  Not applicable.
(j)        --  Custodian Contract between Registrant and The Bank of New York.(a)
(k) (1)    --  Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between
               Registrant and Merrill Lynch Financial Data Services, Inc.(a)
    (2)    --  Agreement between Merrill Lynch & Co., Inc. and Registrant relating to the use by Registrant of the
               Merrill Lynch Name.(a)

(l)        --  Opinion of Brown & Wood LLP, counsel to the Registrant.
(m)        --  Not applicable.
(n)        --  Consent of Deloitte & Touche LLP, independent auditors for Registrant.
(o)        --  Not applicable.
(p)        --  Certificate of Merrill Lynch Asset Management, L.P.(a)
(q)        --  Not applicable.
(r)        --  Financial data schedule.

------------------
(a) Previously filed pursuant to the Electronic Data Gathering, Analysis and Retrieval ('EDGAR') phase-in requirements on November 6, 1995 as an exhibit to Post-Effective Amendment No. 2 to the Registration Statement.
(b) Reference is made to Article V, Article VI (Sections 2, 3, 4, 5 and 6),
    Article VII, Article VIII, Article X, Article XI, Article XII and Article XIII of the Registrant's Articles of Incorporation, filed as Exhibit (a) to the Registrant's Registration Statement under the Securities Act of 1933, as amended (the 'Registration Statement'); and to Article II, Article III (Sections 1, 3, 5 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant's By-Laws, filed as Exhibit (b) to the Registrant's Registration Statement.

ITEM 25. MARKETING ARRANGEMENTS.

     Previously provided as Exhibits 7(a) and 7(b) to the Registrant's Registration Statement.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement.


Registration......................................   $ 17,288
Printing (other than stock certificates)..........     75,000
Legal fees and expenses...........................     10,000
NASD fees.........................................      6,205
                                                     --------
     Total........................................   $108,493
                                                     ========


ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES.


                                                       NUMBER OF
                                                        HOLDERS
               TITLE OF CLASS                       AUGUST 31, 1997
              ---------------                       ---------------
Shares of common stock, par value $0.10 per
  share...........................................         6,595

------------------
Note: The number of holders shown above includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated ('Merrill Lynch').

ITEM 29.  INDEMNIFICATION.

     Reference is made to Article VI of Registrant's Articles of Incorporation,
Article VI of Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreement.

     Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement;
(ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Directors, or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

     In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify Merrill Lynch Funds Distributor, Inc. (the 'Distributor') and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the 'Act'), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Merrill Lynch Asset Management, L.P. (the 'Investment Adviser' or 'MLAM'), acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility

Fund, Inc., Merrill Lynch Global Value, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund., Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Puerto Rico Tax-Exempt Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM) and the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisory Trust.

     Fund Asset Management, L.P. ('FAM'), an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund., Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Debt Strategies Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniHoldings Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings

Florida Insured Fund, MuniHoldings New York Insured Fund, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc. and WorldWide DollarVest Fund, Inc.


     The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02110-2646. The address of the Investment Adviser, FAM, Princeton Services, Inc. ('Princeton Services') and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch and Merrill Lynch & Co., Inc. ('ML&CO.') is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services, Inc. ('MLFDS') is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

     Set forth below is a list of each executive officer and director of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since
August 31, 1995 for his, her or its own account or in the capacity of director, officer, employee, partner or trustee. In addition, Mr. Zeikel is President, Mr. Glenn is Executive Vice President and Mr. Richard is Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 30. Messrs. Zeikel, Glenn and Richard also hold the same position with all or substantially all of the investment companies advised by FAM as they do with those advised by the Investment Adviser. Messrs. Giordano, Harvey, Kirstein and Monagle are directors or officers of one or more of such companies.


                            POSITION WITH
                             INVESTMENT         OTHER SUBSTANTIAL BUSINESS,
          NAME                 ADVISER      PROFESSION, VOCATION OR EMPLOYMENT
-------------------------  ---------------  -----------------------------------
Merrill Lynch & Co.,       Limited Partner  Financial Services Holding Company;
Inc......................                   Limited Partner of FAM
Princeton Services.......  General Partner  General Partner of FAM
Arthur Zeikel............  President        President of FAM; President and
                                              Director of Princeton Services;
                                              Executive Vice President of ML & Co.
Terry K. Glenn...........  Executive Vice   Executive Vice President of FAM;
                           President          Executive Vice President and
                                              Director of Princeton Services;
                                              President and Director of MLFDS;
                                              Director of Financial Data
                                              Services, Inc.; President of
                                              Princeton Administrators, L.P.
Linda L. Federici........  Senior Vice      Senior Vice President of FAM
                           President
Vincent R. Giordano......  Senior Vice      Senior Vice President of FAM;
                           President          Senior Vice President of Princeton
                                              Services
Elizabeth Griffin........  Senior Vice      Senior Vice President of FAM;
                           President          Senior Vice President of Princeton
                                              Services
Norman R. Harvey.........  Senior Vice      Senior Vice President of FAM;
                           President          Senior Vice President of Princeton
                                              Services
Michael J. Hennewinkel...  Senior Vice      Senior Vice President of FAM;
                           President          Senior Vice President of Princeton
                                              Services
Philip L. Kirstein.......  Senior Vice      Senior Vice President, General
                           President,         Counsel and Secretary of FAM;
                           Counsel and        Senior Vice President, Secretary
                           Secretary          General Counsel, Director and
                                              Secretary of Princeton Services
Ronald M. Kloss..........  Senior Vice      Senior Vice President and
                           President and      Controller of FAM; Senior Vice
                           Controller         President and Controller of
                                              Princeton Services
Debra Landsman-Yaros.....  Senior Vice      Senior Vice President of FAM
                           President

                            POSITION WITH
                             INVESTMENT         OTHER SUBSTANTIAL BUSINESS,
          NAME                 ADVISER      PROFESSION, VOCATION OR EMPLOYMENT
-------------------------  ---------------  -----------------------------------
Stephen M.M. Miller......  Senior Vice      Executive Vice President of
                           President          Princeton Administrators, L.P.;
                                              Senior Vice President of
                                              Princeton Services
Joseph T. Monagle, Jr....  Senior Vice      Senior Vice President of FAM;
                           President          Senior Vice President of Princeton
                                              Services
Michael L. Quinn.........  Senior Vice      Senior Vice President of FAM;
                           President          Senior Vice President of Princeton
                                              Services; Managing Director and
                                              First Vice President of Merrill
                                              Lynch from 1989 to 1995
Richard L. Reller........  Senior Vice      Senior Vice President of FAM;
                           President          Senior Vice President of Princeton
                                              Services; Director of MLFD
Gerald M. Richard........  Senior Vice      Senior Vice President and Treasurer
                           President and      of FAM; Senior Vice President and
                           Treasurer          Treasurer of Princeton Services;
                                              Vice President and Treasurer of
                                              MLFD
Gregory Upah.............  Senior Vice      Senior Vice President of FAM
                           President
Ronald L. Welburn........  Senior Vice      Senior Vice President of FAM;
                           President          Senior Vice President of Princeton
                                              Services

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and MLFDS, 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 32.  MANAGEMENT SERVICES.

     Not Applicable.

ITEM 33.  UNDERTAKINGS.

     The undersigned registrant hereby undertakes:


          (1) To file during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

             (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which individually or in the aggregate represent a fundamental change in the information set forth in the Registration Statement; and

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering hereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWNSHIP OF PLAINSBORO AND STATE OF NEW JERSEY, ON THE 6TH DAY OF NOVEMBER, 1997.

                            MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.
                                                (Registrant)

                            By           /s/ TERRY K. GLENN
                              ------------------------------------------
                              (TERRY K. GLENN, EXECUTIVE VICE PRESIDENT)

     Each person whose signature appears below hereby authorizes Arthur Zeikel, Terry K. Glenn or Gerald M. Richard, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

                SIGNATURE                                      TITLE                             DATE
              -------------                                -------------                     -----------
            /s/ ARTHUR ZEIKEL               President (Principal Executive Officer) and     November 6, 1997
------------------------------------------    Director
             (ARTHUR ZEIKEL)

          /s/ GERALD M. RICHARD             Treasurer (Principal Financial and              November 6, 1997
------------------------------------------    Accounting Officer)
           (GERALD M. RICHARD)

           /s/ RONALD W. FORBES             Director                                        November 6, 1997
------------------------------------------
            (RONALD W. FORBES)

        /s/ CYNTHIA A. MONTGOMERY           Director                                        November 6, 1997
------------------------------------------
         (CYNTHIA A. MONTGOMERY)

          /s/ CHARLES C. REILLY             Director                                        November 6, 1997
------------------------------------------
           (CHARLES C. REILLY)

                                            Director

------------------------------------------
             (KEVIN A. RYAN)

           /s/ RICHARD R. WEST              Director                                        November 6, 1997
------------------------------------------
            (RICHARD R. WEST)


                                 EXHIBIT INDEX

EXHIBIT
NUMBER                                                 DESCRIPTION
-------                                              ---------------
   (l)     --  Opinion of Brown & Wood LLP, counsel for the Registrant.
   (n)     --  Consent of Deloitte & Touche LLP, independent auditors for Registrant.
   (r)     --  Financial Data Schedule.
